             As filed with the Securities and Exchange Commission on
                                 August 28, 2003

                                               File Nos. 333-90049 and 811-09675

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF [X] 1933

     Pre-Effective Amendment No.    [ ]
                                 --
     Post-Effective Amendment No. 6 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

     Amendment No. 6 [X]

                              BOSTON ADVISORS TRUST
               (Exact name of registrant as specified in charter)

                               One Federal Street,
                                Boston, MA 02110

                    (Address of principal executive offices)
                  Registrant's telephone number: (617) 348-3100

                              Michael J. Vogelzang
                              Boston Advisors, Inc.
                               One Federal Street
                           Boston, Massachusetts 02110

                     (Name and address of agent for service)
                                 With a copy to:

                              David C. Phelan, Esq.
                               Hale and Dorr, LLP
                                 60 State Street
                           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] On August 28, 2003 pursuant to paragraph (b)
[ ] 60 days after filing, pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a) (1)
[ ] 75 days after filing, pursuant to paragraph (a) (2)
[ ] On (date) pursuant to paragraph (a) (2) of Rule 485.

================================================================================

Advest
--------------------------------------------------------------------------------
03602                                                      Boston Advisors, Inc.
                                                           One Federal Street
                                                           26th Floor
Advest, Inc.                                               Boston, MA 02110
Member: NASD, NYSE, SIPC                                   1-800-523-5903
[LOGO] Member of THE MONY GROUP
--------------------------------------------------------------------------------

                                     BOSTON
                                    ADVISORS
                                      TRUST
                               P R O S P E C T U S

                                 August 28, 2003

                                 Boston Advisors
                               Cash Reserves Fund

                         Boston Advisors U.S. Government
                                Money Market Fund

                            Boston Advisors Tax Free
                                Money Market Fund

                       Boston Advisors New York Municipal
                                Money Market Fund
                           Class 1 and Class 2 Shares

 Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved these securities or determined whether this prospectus is accurate or complete.
                   Any statement to the contrary is a crime.

                            BOSTON ADVISORS, INC.(R)

                                     Advest

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

 RISK/RETURN SUMMARY .......................................  3

   Boston Advisors Cash Reserves Fund ......................  4
   Boston Advisors U.S. Government
      Money Market Fund ....................................  7
   Boston Advisors Tax Free
      Money Market Fund ....................................  9
   Boston Advisors New York Municipal
      Money Market Fund .................................... 12

TRUST MANAGEMENT ........................................... 15

INVESTMENT AND ACCOUNT
   POLICIES ................................................ 16
   Buying Shares ........................................... 17
   Redeeming Shares ........................................ 18
   Other Share Transaction Procedures ...................... 19
   Dividends, Distributions and Taxes ...................... 20
   Financial Highlights .................................... 22

FOR MORE INFORMATION ....................................... 28

Risk/Return Summary
--------------------------------------------------------------------------------

Boston Advisors money market funds

Each fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital. Additionally, the Boston Advisors Tax Free Money Market Fund and the Boston Advisors New York Municipal Money Market Fund seek maximum current income that is exempt from regular federal income tax. The Boston Advisors New York Municipal Money Market Fund also seeks current income exempt from the personal income tax imposed by New York State and New York municipalities. Each fund invests substantially all of its net assets in money market securities and is designed to maintain a stable $1 share price.

Who may want to invest

These funds may be appropriate if you:

     .    Are looking for current income
     .    Need relative stability of principal
     .    Are investing for a short period of time
     . Want to allocate a portion of your investment assets to money market securities

Boston Advisors Tax Free Money Market Fund may also be appropriate if you are a taxpayer in a high tax bracket seeking income exempt from regular federal income tax. Boston Advisors New York Municipal Money Market Fund may also be appropriate if you are a taxpayer in a high tax bracket seeking income exempt from regular federal income tax and the personal income tax imposed by New York State and New York municipalities.

Risks of the funds

An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds. Because the Boston Advisors New York Municipal Money Market Fund will invest a significant portion of its assets in securities of a single state, an investment in that fund may involve additional risks compared to a geographically diversified money market fund.

Investment adviser and subadviser

Each fund is managed by Boston Advisors, Inc. (the "adviser"). Founded in 1974, the adviser is a registered investment adviser. The adviser is a wholly-owned subsidiary of The Advest Group, Inc., a diversified financial services firm, and member of The MONY Group Inc. (NYSE: MNY).

The Boston Advisors Cash Reserves Fund and the Boston Advisors U.S. Government Money Market Fund are subadvised by MONY Capital Management, Inc. (the "subadviser"). The subadviser is a wholly owned subsidiary of The MONY Group Inc. and is a registered investment adviser.

Boston Advisors Cash Reserves Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests in U.S. dollar denominated money market securities. These may include obligations issued by:

     .    The U.S. government and its agencies and instrumentalities
     .    Corporations, banks and other companies
     .    Multinational organizations such as the World Bank
     .    Non-U.S. governments
     .    U.S. states and municipalities

The fund may invest in all types of money market securities of U.S. and non-U.S. issuers, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or variable rates.

Minimum credit quality

All investments acquired by the fund will be rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other investment companies

The fund may invest in securities issued by other money market fund investment companies. Investments by the fund in other money market fund investment companies will be subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act").

How the subadviser selects the fund's investments

The subadviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yields and prices. Depending on its outlook for short-term interest rates, the subadviser may shorten or lengthen the fund's average portfolio maturity. To take advantage of changing yield differentials, the fund may overweight particular sectors of the short-term debt market while maintaining overall issuer and sector diversification.

Principal risks

The fund might not be able to maintain a $1 share price and investors could lose money if any of these events occurs:

     . The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded by a rating agency.
     .    There is a sudden or sharp increase in interest rates.
     . The value of the fund's non-U.S. securities goes down because of unfavorable non-U.S. government actions, political instability or the more limited availability of accurate information about non-U.S. issuers.
     . The subadviser's judgment about the relative value or credit quality of securities selected for the fund's portfolio proves to be incorrect.

Performance information

The following information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class 1. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns
Cash Reserves Fund - Class 1


Calendar Years

                                    [CHART]

                                  [Bar Chart]

2001   2002
----   ----
3.53%  0.99%



During the periods shown in the chart for Class 1 of Cash Reserves Fund, the highest return for a quarter was 1.25% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.21% (quarter ended December 31, 2002).

The year-to-date return as of June 30, 2003 for Class 1 of Cash Reserves Fund was 0.26%.

Average Annual Returns



                                                                    Life of Fund
For the periods ended December 31, 2002               Past 1 year     or Class
--------------------------------------------------------------------------------
Cash Reserves Fund - Class 1                             0.99%        3.07%*
Cash Reserves Fund - Class 2                             1.22%        2.58%**
--------------------------------------------------------------------------------


* Since inception date of June 5, 2000
** Since inception date of December 13, 2000

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Cash Reserves Fund.


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
Shareholder fees
(paid directly from your investment)                            None      None
Annual fund operating expenses
(deducted from fund assets)
Management fees                                                 0.55%     0.55%
Distribution (12b-1) and/or service fees                        0.25%     None
Other expenses                                                  0.19%     0.20%
--------------------------------------------------------------------------------
Total annual fund operating expenses                            0.99%     0.75%
Fee waiver and expense reimbursement*                          (0.09%)   (0.10%)
--------------------------------------------------------------------------------
Net expenses                                                    0.90%     0.65%
--------------------------------------------------------------------------------



* The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2004 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2004 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. The adviser may further reduce its fees from time to time on a voluntary basis. Such additional limitation may be discontinued at any time in the adviser's discretion. Any such expense limitation will have the effect of increasing the fund's return and yield.


This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.
--------------------------------------------------------------------------------

     The example assumes that:

          .    You invest $10,000 in the fund for the time periods indicated.
          .    Your investment has a 5% return each year.
          .    The fund's perating expenses remain the same.
          .    You redeem your investment at the end of each period.
          .    The expense limitation agreement is in effect for year one.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
     1 year                                                     $   92    $ 66
     3 years                                                    $  306    $230
     5 years                                                    $  538    $407
     10 years                                                   $1,205    $921
--------------------------------------------------------------------------------

Boston Advisors U.S. Government Money Market Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests exclusively in short-term U.S. government securities and repurchase agreements based on U.S. government securities. U.S. government securities include all securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other investment companies

The fund may invest in securities issued by other money market fund investment companies. Investments by the fund in other money market fund investment companies will be subject to the limitations of the 1940 Act.

How the subadviser selects the fund's investments

The subadviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their interest rate sensitivity, yields and prices. Depending on its outlook for short-term interest rates, the subadviser may shorten or lengthen the fund's average portfolio maturity.

Principal risks

The fund might not be able to maintain a $1 share price and investors could lose money if either of these events occurs:

     .    There is a sudden or sharp increase in interest rates.
     . The subadviser's judgment about the relative value of securities selected for the fund's portfolio proves to be incorrect.

Although U.S. government securities and repurchase agreements based on these securities present a low risk of default, the U.S. government does not guarantee the value of the fund's investments or shares.

Performance information

The following information illustrates the changes in the fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

U.S. Government Money Market Fund - Class 1


Calendar Years

                                    [CHART]

                                  [Bar Chart]

2001   2002
----   ----
3.45%  0.93%



During the periods shown in the chart for Class 1 of U.S. Government Money Market Fund, the highest return for a quarter was 1.22% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.18% (quarter ended December 31,
2002).

The year-to-date return as of June 30, 2003 for Class 1 of U.S. Government Money Market Fund was 0.20%.


Average Annual Returns


                                                                Past 1   Life of
For the periods ended December 31, 2002                          year     Fund
--------------------------------------------------------------------------------
U.S. Government Money Market Fund - Class 1                       0.93%   3.00%*
--------------------------------------------------------------------------------


* Since inception date of June 5, 2000

Because no Class 2 shares of the Boston Advisors U.S. Government Money Market Fund have been issued as of the date of this prospectus, performance information has not been included.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Money Market Fund.


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
Shareholder fees
(paid directly from your investment)                            None      None
Annual fund operating expenses
(deducted from fund assets)
Management fees                                                 0.55%     0.55%
Distribution (12b-1) and/or service fees                        0.25%     None
Other expenses                                                  0.18%     0.18%
--------------------------------------------------------------------------------
Total annual fund operating expenses                            0.98%     0.73%
Fee waiver and expense reimbursement*                          (0.08%)   (0.08%)
--------------------------------------------------------------------------------
Net expenses                                                    0.90%     0.65%
--------------------------------------------------------------------------------


* The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2004 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2004 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.
--------------------------------------------------------------------------------

     The example assumes that:

          .    You invest $10,000 in the fund for the time periods indicated.
          .    Your investment has a 5% return each year.
          .    The fund's operating expenses remain the same.
          .    You redeem your investment at the end of each period.
          .    The expense limitation agreement is in effect for year one.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
     1 year                                                     $   92     $ 66
     3 years                                                    $  304     $225
     5 years                                                    $  534     $398
     10 years                                                   $1,194     $899
--------------------------------------------------------------------------------

Boston Advisors Tax Free Money Market Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income that is exempt from regular federal income tax. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests at least 80% of its assets in high quality short-term municipal securities. These include obligations issued by:

     . Any of the 50 states and their political subdivisions, agencies and public authorities
     . Other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam

The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes and municipal leases.

Municipal securities may pay interest at fixed, variable or floating rates. The interest on these securities is exempt from regular federal income tax and normally is lower than it would be if the interest were subject to taxation. The fund may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax. The fund can invest up to 20% of its assets in securities whose interest is subject to regular federal income tax.

Minimum credit quality

All investments acquired by the fund will be rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other investment companies

The fund may invest in securities issued by other money market fund investment companies. Investments by the fund in other money market fund investment companies will be subject to the limitations of the 1940 Act.

How the adviser selects the fund's investments

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, after-tax yields and prices. Depending on its outlook for short-term interest rates, the adviser may shorten or lengthen the fund's average portfolio maturity. For example, during periods of rising interest rates, the adviser may shorten the fund's average portfolio maturity, and during periods of declining interest rates the adviser may lengthen the fund's average portfolio maturity. To take advantage of changing yield differentials, the fund may overweight particular sectors of the short term municipal market. Periods of concentrated issuance in a particular sector (for example, pollution control, industrial revenue, etc.) often result in market dislocations which temporarily provide higher yields than alternatives. During such periods, the adviser may choose to strategically overweight the sector while maintaining overall issuer, sector and geographical diversification to reduce credit risk.

Principal risks

Taxable distributions

Normally, substantially all of the fund's income will not be subject to regular federal income taxation. However, some of the fund's income distributions may be, and distributions of the fund's capital gains will be, subject to federal income taxation. The fund may realize taxable capital gains on the sale of its securities. Some of the fund's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and capital gains generally will be subject to state income taxation.

Investment risks

The fund might not be able to maintain a $1 share price and investors could lose money if any of these events occurs:

     . The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded by a rating agency.
     . New federal or state laws adversely affect the tax-exempt status of securities held by the fund or the ability of issuers to pay principal and interest on these securities.
     .    There is a sudden or sharp increase in interest rates.
     . The adviser's judgment about the relative value or credit quality of securities selected for the fund's portfolio proves to be incorrect.

Performance information

The following information illustrates the changes in the fund's performance from year to year. Returns are based on past results and are not an indication of future performance.


Year-by-Year Returns

Tax Free Money Market Fund - Class 1

Calendar Years

                                    [CHART]

                                  [Bar Chart]

2001   2002
----   ----
1.94%  0.60%



During the periods shown in the chart for Class 1 of Tax Free Money Market Fund, the highest return for a quarter was 0.62% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.13% (quarter ended September 30, 2002).

The year-to-date return as of June 30, 2003 for Class 1 of Tax Free Money Market Fund was 0.12%.

Average Annual Returns



                                                                Past 1   Life of
For the periods ended December 31, 2002                          year     Fund
--------------------------------------------------------------------------------
Tax Free Money Market Fund - Class 1                             0.60%    1.73%*
--------------------------------------------------------------------------------


* Since inception date of June 5, 2000

Because no Class 2 shares of the Boston Advisors Tax Free Money Market Fund have been issued as of the date of this prospectus, performance information has not been included.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Tax-Free Money Market Fund.


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
Shareholder fees
(paid directly from your investment)                            None      None
Annual fund operating expenses
(deducted from fund assets)
Management fees                                                 0.55%     0.55%
Distribution (12b-1) and/or service fees                        0.25%     None
Other expenses                                                  0.18%     0.18%
--------------------------------------------------------------------------------
Total annual fund operating expenses                            0.98%     0.73%
Fee waiver and expense reimbursement*                          (0.08%)   (0.08%)
--------------------------------------------------------------------------------
Net expenses                                                    0.90%     0.65%
--------------------------------------------------------------------------------


* The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2004 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2004 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.
--------------------------------------------------------------------------------

     The example assumes that:

          .    You invest $10,000 in the fund for the time periods indicated.
          .    Your investment has a 5% return each year.
          .    The fund's operating expenses remain the same.
          .    You redeem your investment at the end of each period.
          .    The expense limitation agreement is in effect for year one.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
     1 year                                                     $   92    $ 66
     3 years                                                    $  304    $225
     5 years                                                    $  534    $398
     10 years                                                   $1,194    $899
--------------------------------------------------------------------------------

Boston Advisors New York Municipal Money Market Fund
--------------------------------------------------------------------------------

Investment goals

Seeks to preserve capital and maintain liquidity, consistent with seeking maximum current income that is exempt from regular federal income tax and the personal income taxes imposed by New York State and New York municipalities. The fund's board may change these goals without obtaining the approval of the fund's shareholders. The fund intends to maintain a stable $1 share price.

Principal investments

The fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in high quality municipal securities with income exempt from regular federal income tax and from New York State and New York City personal income taxes. This policy is fundamental and may not be changed without shareholder approval.

The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes and municipal leases.

Municipal securities may pay interest at fixed, variable or floating rates. The interest on these securities is exempt from regular federal, New York State and New York City personal income tax and normally is lower than it would be if the interest were subject to taxation. The fund may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax. In addition, the fund can invest up to 20% of its assets in securities whose interest is state and federally taxable and subject to New York State and New York City personal income taxes.

Minimum credit quality

All investments acquired by the fund will be rated in one of the two highest short-term rating categories of a nationally recognized statistical rating organization or, if unrated, will be of equivalent quality.

Maximum maturity

The fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The fund's individual securities must have a remaining maturity of 397 days or less.

Other investment companies

The fund may invest in securities issued by other money market funds. Investments by the fund in other money market funds will be subject to the limitations of the 1940 Act.

Temporary investments

During adverse market conditions caused by rising interest rates or other adverse conditions, as determined by the adviser, the fund may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest on which is exempt from regular federal income tax, but not New York State and City personal income taxes. The adviser may also decide to invest in taxable fixed-income securities, the interest on which is subject to regular federal, state and local income tax. The result of employing this type of temporary defensive strategy is that the fund may not achieve its investment goals.

How the adviser selects the fund's investments

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, after-tax yields and prices. Depending on its outlook for short-term interest rates, the adviser may shorten or lengthen the fund's average portfolio maturity. For example, during periods of rising interest rates, the adviser may shorten the fund's average portfolio maturity, and during periods of declining interest rates the adviser may lengthen the fund's average portfolio maturity. To take advantage of changing yield differentials, the fund may overweight particular sectors of the short term municipal market. Periods of concentrated issuance in a particular sector (for example, pollution control, industrial revenue, etc.) often result in market dislocations which temporarily provide higher yields than alternatives. During such periods, the adviser may choose to strategically overweight the sector while maintaining overall issuer, sector and geographical diversification to reduce credit risk.

Principal risks

The primary purpose of investing in a portfolio of New York municipal securities is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Taxable distributions

Normally, substantially all of the fund's income will not be subject to regular federal income tax and the personal income taxes imposed by New York State and New York municipalities. However, some of the fund's income distributions may be, and distributions of the fund's capital gains will be, subject to federal income taxation and New York State and municipality taxations. The fund may realize taxable capital gains on the sale of its securities. Some of the fund's income distributions may be subject to the federal alternative minimum tax. All distributions of the fund's income and capital gains may be subject to tax in states other than New York.

Investment risks

The fund might not be able to maintain a $1 share price and investors could lose money if any of these events occurs:

     . The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded by a rating agency.
     . New federal or state laws adversely affect the tax-exempt status of securities held by the fund or the ability of issuers to pay principal and interest on these securities.
     .    There is a sudden or sharp increase in interest rates.
     . The adviser's judgment about the relative value or credit quality of securities selected for the fund's portfolio proves to be incorrect.
     . The economies of New York State or New York municipalities or the revenues underlying their municipal obligations decline. Because the fund invests in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the legacy of past credit problems of New York City and other issuers.

Non-diversification risk

A relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Performance information

Because the fund does not have a full calendar year of operations, its performance information has not been included.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Municipal Money Market Fund.


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
Shareholder fees
(paid directly from your investment)                            None      None
Annual fund operating expenses
(deducted from fund assets)
Management fees                                                 0.55%     0.55%
Distribution (12b-1) and/or service fees*                       0.25%     None
Other expenses                                                  0.15%     0.15%
--------------------------------------------------------------------------------
Total annual fund operating expenses                            0.95%     0.70%
Fee waiver and expense reimbursement**                         (0.05%)   (0.05%)
--------------------------------------------------------------------------------
Net expenses                                                    0.90%     0.65%
--------------------------------------------------------------------------------


*The distributor has voluntarily agreed to waive its 12b-1 fee on a temporary basis. The distributor reserves the right to terminate this waiver at any time. ** The adviser has contractually agreed to waive its advisory fees and reimburse the fund for its expenses through September 1, 2004 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 at not more than 0.90% and 0.65% of their average net assets, respectively. These caps may be changed or terminated at any time after September 1, 2004 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

This example is intended to help you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds.
--------------------------------------------------------------------------------

     The example assumes that:

          .    You invest $10,000 in the fund for the time periods indicated.
          .    Your investment has a 5% return each year.
          .    The fund's operating expenses remain the same.
          .    You redeem your investment at the end of each period.
          .    The expense limitation agreement is in effect for year one.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                               Class 1   Class 2
--------------------------------------------------------------------------------
     1 year                                                     $   92     $ 66
     3 years                                                    $  298     $219
     5 years                                                    $  521     $385
     10 years                                                   $1,162     $866
--------------------------------------------------------------------------------

Trust Management
--------------------------------------------------------------------------------

Investment Adviser

Subject to the direction and authority of the Board of Trustees, Boston Advisors, Inc. ("Boston Advisors" or "adviser") serves as adviser to the funds. Boston Advisors is a registered investment adviser established in 1974 and manages fixed-income, balanced and equity portfolios. The adviser's offices are located at One Federal Street, 26th Floor, Boston, MA 02110. The adviser is a wholly owned subsidiary of The Advest Group, Inc., a diversified financial services firm, and member of The MONY Group Inc. (NYSE: MNY).

Advisory Fee

Each fund has agreed to pay the adviser a monthly advisory fee at an annual rate equal to 0.55% of the Fund's average daily net assets.

The adviser has contractually agreed to waive its advisory fee and reimburse each fund for its expenses through September 1, 2004 to the extent necessary to maintain the expense ratio of Class 1 shares of each fund at not more than 0.90% of their respective average net assets and Class 2 shares of each fund at not more than 0.65% of their respective average net assets. These caps may be changed or terminated at any time after September 1, 2004 and do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses.

Investment Subadviser


MONY Capital Management, Inc. ("MONY Capital" or the "subadviser"), a Delaware Corporation and an affiliate of the Adviser, serves as subadviser to the Boston Advisors Cash Reserves Fund and the Boston Advisors U.S. Government Money Market Fund. Organized in 2001, MONY Capital is a registered investment adviser that principally engages in the management of investments for affiliated insurance companies. As of June 30, 2003, the subadviser had total assets under management of approximately $13.25 billion, including approximately $4.1 billion in money market portfolios. The principal business offices of the Subadviser are located at 1740 Broadway, New York, NY 10019. The adviser pays any compensation to the subadviser from its advisory fee.


The Advest Group, Inc. and The MONY Group Inc.


The adviser is a wholly-owned subsidiary of The Advest Group, Inc., a diversified financial services firm with headquarters in Hartford, Connecticut. Through its subsidiaries, The Advest Group, Inc. offers a comprehensive range of investment products and services to individuals, business owners and companies. Together with its predecessor companies, The Advest Group, Inc. has been serving investors since 1898. The Adviser and the Subadviser are both wholly owned subsidiaries of The MONY Group Inc. (NYSE: MNY), a diversified financial services holding company that provides life insurance, annuities and investments through its member companies. As of June 30, 2003, The MONY Group Inc. and its affiliates had total assets of approximately $20.6 billion.


Distributor

Advest, Inc. ("Advest"), a wholly-owned broker-dealer subsidiary of The Advest Group, Inc., is the principal distributor of each fund's shares.

Distribution plan

The funds have adopted a rule 12b-1 distribution plan authorizing each fund's Class 1 shares to pay service fees equal to 0.25% annually of the class' average daily net assets. These fees are an ongoing expense and, over time, may cost you more than paying an initial sales charge. Class 2 shares are not subject to the rule 12b-1 plan and do not pay these service fees. Class 2 is only available to select special purpose accounts.

Investment and Account Policies
--------------------------------------------------------------------------------

Share price


You may buy, exchange or redeem fund shares at their net asset value next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities for each class of shares. Each fund calculates its net asset value at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time), on each day the Exchange is open. However, a fund's net asset value may be calculated earlier if trading on the Exchange is restricted or as permitted by the Securities and Exchange Commission. The Exchange is closed on certain holidays listed in the Statement of Additional Information.


Each fund uses the amortized cost method to value its portfolio securities. Using this method, a fund amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

Transaction requests

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information:

     .    Name of the fund
     .    Account number
     .    Class of shares being bought, exchanged or redeemed
     .    Dollar amount or number of shares being bought, exchanged or redeemed

Minimum investments

Minimum initial investment requirements vary depending on the nature of your investment account. There are no minimum requirements for additional investments in your account.

--------------------------------------------------------------------------------
                                                                    Minimum
                                                              Initial Investment
--------------------------------------------------------------------------------
Type of Account                                               Class 1    Class 2
--------------------------------------------------------------------------------
    Regular                                                    $1,000     None*
--------------------------------------------------------------------------------
    Premier                                                    $5,000     None*
--------------------------------------------------------------------------------
    Employee                                                   $  100     None*
--------------------------------------------------------------------------------

* Class 2 is only available to certain eligible accounts.

Buying Shares
--------------------------------------------------------------------------------

Opening an account

You should contact your financial advisor at Advest or one of its affiliates, to open a brokerage account and make arrangements to buy shares. You should pay for your fund shares through your brokerage account at the time you place your order.

Adding to your account

By check. Mail or deliver your check or negotiable draft, payable to Advest, Inc., to your financial advisor, who will forward it to the funds. Please indicate your account number on the check or draft.

By investing cash in your brokerage account. Contact your financial advisor to arrange for cash that has come into your brokerage account to be invested in a fund.

Through an automatic sweep. If your brokerage account has an automatic "sweep" feature, cash balances from the account will be automatically invested in shares of the fund you have selected.

Effective time of purchases

----------------------------------------------------------------------------------------------
                                                    Purchase Is Effective           Dividends
Form of Purchase Payment                                (Eastern time)                Begin
----------------------------------------------------------------------------------------------
.. Payment in federal funds                   If received      At close of         On that day
.. Having a sufficient cash balance in your   before 4 p.m.*   Exchange
  Advest account                                              on that day
                                             -------------------------------------------------
                                             If received      At close of         On the next
                                             after 4 p.m.     Exchange on the     business day
                                                              next business day
----------------------------------------------------------------------------------------------
.. Other forms of payment received by         At close of Exchange on the          On the next
  Advest, which must be converted into       next business day                    business day
  federal funds
----------------------------------------------------------------------------------------------

* Please consult your broker, as it may impose an earlier deadline.

Redeeming Shares
--------------------------------------------------------------------------------

Through Advest

By contacting your financial advisor. Contact your financial advisor to request a redemption of fund shares. You can use the redemption proceeds to pay for the purchase of securities in your brokerage account, or you can have Advest send a check or wire transfer to you or another person you designate.

Through an automatic sweep. If your brokerage account has an automatic "sweep" feature, fund shares will be redeemed automatically to pay for securities purchased through your account.

Effective time of redemptions

----------------------------------------------------------------------------------------
Redemption Received   Redemption Is Effective
   (Eastern time)          (Eastern time)       Proceeds Received    Dividends Continue
----------------------------------------------------------------------------------------
  Before close of       At close of Exchange       On that day*     Through the previous
      Exchange              on that day                                 business day
----------------------------------------------------------------------------------------
   After close of           At close of            On the next          Through that
      Exchange            Exchange on the          business day*        business day
                         next business day
----------------------------------------------------------------------------------------

* Generally, but not later than the seventh day after redemption is effective.

Other Share Transaction Procedures
--------------------------------------------------------------------------------

Other transaction policies

Each fund has the right to:

     .    Waive or change minimum investment amounts
     .    Reject any purchase order
     . Suspend or postpone redemptions of shares to the extent permitted by the Securities and Exchange Commission
     . Pay redemption proceeds by giving you securities (You may pay transaction costs to dispose of the securities)
     . Redeem shares held in an Advest brokerage account if you close the account

Involuntary redemptions

Each fund may close your account if, for reasons other than investment losses, the value of fund shares in your account falls below the minimum investment requirement. After a fund notifies you of the fund's intention to close your account, you will have 60 days to bring the account back to the minimum level.

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     Dividends and distributions

     Each fund declares a dividend of substantially all of its net investment income and short-term capital gain daily and pays the dividends monthly. In addition, each fund distributes any long-term capital gain annually.

     Distributions are expected to be primarily from income. The funds do not expect ordinarily to distribute any long-term capital gain.

     Dividends and capital gain distributions are reinvested in additional shares of the same fund you hold, unless you tell your financial advisor to pay them in cash.

     Taxes

     The following table shows the tax status of dividends, distributions and transactions in fund shares.

     The following information regarding New York State and City personal income tax is based upon the advice of Paul, Hastings, Janofsky & Walker LLP, special New York counsel to the Boston Advisors New York Municipal Money Market Fund.

     Dividends attributable to interest on U.S. Treasury and certain U.S. government obligations are exempt from state and local income taxes in most states, subject to state-specific requirements.

   Name of Fund            Type of Transaction                         Tax Status
----------------------------------------------------------------------------------------------
Cash Reserves Fund      Interest from net                 Taxable as dividend income.
                        investment income.
----------------------------------------------------------------------------------------------
U.S. Government Money   Interest from net                 Income exempt from state tax
Market Fund             investment income.                but subject to federal income tax.
----------------------------------------------------------------------------------------------
Tax Free Money          Interest designated as            Exempt from regular federal
Market Fund             tax-exempt interest.              income tax, but may be subject to
                                                          alternative minimum tax
                                                          and state and local taxes.
                        ----------------------------------------------------------------------
                        Interest that is not designated   Taxable as dividend income.
                        as tax-exempt interest.
----------------------------------------------------------------------------------------------
New York Municipal      Interest designated as            Exempt from regular federal income
Money Market Fund       tax-exempt interest.              tax and New York State and New York
                                                          City personal income tax, but may
                                                          be subject to alternative minimum
                                                          tax. This exclusion does not result
                                                          in a corporate shareholder being
                                                          exempt for New York State and City
                                                          franchise tax purposes.
                        ----------------------------------------------------------------------
                        Interest that is not designated   Taxable as dividend income.
                        as tax-exempt interest.
----------------------------------------------------------------------------------------------
All funds               Distributions of short-term       Taxable as ordinary income.
                        capital gain.
                        ----------------------------------------------------------------------
                        Distributions of long-term        Taxable as long-term capital
                        capital gain.                     gain.
                        ----------------------------------------------------------------------
                        Redemptions or exchanges          Generally no gain or loss as long as
                        of fund shares.                   the fund maintains a constant
                                                          $1 share price.
----------------------------------------------------------------------------------------------

After the end of each year, each fund will provide you with information about the dividends and distributions you received during the previous year.

Taxable dividends and distributions are taxable whether they are received in cash or additional shares.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding with respect to your distributions and taxable dividends. The current rate of back-up withholding is 28%. Back-up withholding is not an additional tax and may be credited against overall tax liability if appropriate documentation is supplied.

Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds, including the affect of recent tax legislation lowering tax rates on certain types of income and adjusting certain tax brackets.

Financial Highlights - Class 1
--------------------------------------------------------------------------------


These financial highlights tables are intended to help you understand the Boston Advisors Cash Reserves Fund, the Boston Advisors U.S. Government Money Market Fund, the Boston Advisors Tax Free Money Market Fund, and the Boston Advisors New York Municipal Money Market Fund's financial performance for the period of such Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period ended April 30, 2003 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Boston Advisors Cash Reserves Fund, the Boston Advisors U.S. Government Money Market Fund, the Boston Advisors Tax Free Money Market Fund, and the Boston Advisors New York Municipal Money Market Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. Because the Class 2 shares of the Boston Advisors U.S. Government Money Market Fund, Boston Advisors Tax Free Money Market Fund and Boston Advisors New York Municipal Money Market Fund had not commenced operations as of the date of this prospectus, no financial highlights are available for this share class.


--------------------------------------------------------------------------------------------------------------
                                                                         Boston Advisors
                                                                        Cash Reserves Fund
                                                           ---------------------------------------------------
                                                              For the           For the          For the
                                                             Year Ended       Year Ended        Year Ended
                                                           April 30, 2003   April 30, 2002   April 30, 2001/1/
                                                           --------------   --------------   -----------------
Net asset value, beginning of year                           $    1.000       $    1.000       $    1.000
                                                             ----------       ----------       ----------
Increase in Net Assets from Operations
Net investment income                                             0.008            0.022            0.050
                                                             ----------       ----------       ----------
Net increase from investment operations                           0.008            0.022            0.050
                                                             ----------       ----------       ----------
Distributions to Shareholders from:
Net investment income                                            (0.008)          (0.022)          (0.050)
                                                             ----------       ----------       ----------
Total distributions                                              (0.008)          (0.022)          (0.050)
                                                             ----------       ----------       ----------
Net asset value, end of year                                 $    1.000       $    1.000       $    1.000
                                                             ==========       ==========       ==========
Total Return                                                       0.81%            2.25%            5.07%/2/
Ratios/Supplemental Data:
   Net assets, end of year (000's)                           $1,263,136       $1,346,260       $1,146,333
   Ratio of net operating expenses to average net assets           0.85%            0.90%            0.90%/3/
   Ratio of net investment income to average net assets            0.81%            2.17%            5.42%/3/
   Ratio of expenses to average net assets
      prior to waived fees and reimbursed expenses                 0.99%            0.99%            1.03%/3/
   Ratio of net investment income to average net assets
      prior to waived fees and reimbursed expenses                 0.67%            2.08%            5.29%/3/
--------------------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 1 shares, June 5, 2000 to April 30, 2001.
/2/  Not annualized.
/3/  Annualized.

Financial Highlights - Class 2
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                             Boston Advisors
                                                                            Cash Reserves Fund
                                                           ----------------------------------------------------
                                                              For the           For the           For the
                                                             Year Ended        Year Ended        Year Ended
                                                           April 30, 2003    April 30, 2002   April 30, 2001/1/
                                                           --------------    --------------   -----------------
Net asset value, beginning of year                            $ 1.000           $ 1.000          $ 1.000
                                                              -------           -------          -------
Increase in Net Assets from Operations
Net investment income                                           0.010             0.025            0.020
                                                              -------           -------          -------
Net increase from investment operations                         0.010             0.025            0.020
                                                              -------           -------          -------
Distributions to Shareholders from:
Net investment income                                          (0.010)           (0.025)          (0.020)
                                                              -------           -------          -------
Total distributions                                            (0.010)           (0.025)          (0.020)
                                                              -------           -------          -------
Net asset value, end of year                                  $ 1.000           $ 1.000          $ 1.000
                                                              =======           =======          =======
Total Return                                                     1.02%             2.50%            2.01%/2/
Ratios/Supplemental Data:
   Net assets, end of year (000's)                            $27,030           $19,898          $19,003
   Ratio of net operating expenses to average net assets         0.65%             0.65%            0.66%/3/
   Ratio of net investment income to average net assets          0.99%             2.44%            5.22%/3/
   Ratio of expenses to average net assets
      prior to waived fees and reimbursed expenses               0.75%             0.74%            0.83%/3/
   Ratio of net investment income to average net assets
      prior to waived fees and reimbursed expenses               0.89%             2.35%            5.05%/3/
---------------------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 2 shares, December 13, 2000 to April 30, 2001.
/2/  Not annualized.
/3/  Annualized.

Financial Highlights - Class 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                            Boston Advisors
                                                                    U.S. Government Money Market Fund
                                                           ---------------------------------------------------
                                                              For the          For the          For the
                                                             Year Ended       Year Ended       Year Ended
                                                           April 30, 2003   April 30, 2002   April 30, 2001/1/
                                                           --------------   --------------   -----------------
Net asset value, beginning of year                            $  1.000         $  1.000         $  1.000
                                                              --------         --------         --------
Increase in Net Assets from Operations
Net investment income                                            0.007            0.022            0.049
                                                              --------         --------         --------
Net increase from investment operations                          0.007            0.022            0.049
                                                              --------         --------         --------
Distributions to Shareholders from:
Net investment income                                           (0.007)          (0.022)          (0.049)
                                                              --------         --------         --------
Total distributions                                             (0.007)          (0.022)          (0.049)
                                                              --------         --------         --------
Net asset value, end of year                                  $  1.000         $  1.000         $  1.000
                                                              ========         ========         ========
Total Return                                                      0.71%            2.20%            4.98%/2/
Ratios/Supplemental Data:
   Net assets, end of year (000's)                            $190,252         $194,813         $112,373
   Ratio of net operating expenses to average net assets          0.90%            0.90%            0.90%/3/
   Ratio of net investment income to average net assets           0.72%            2.10%            5.34%/3/
   Ratio of expenses to average net assets
      prior to waived fees and reimbursed expenses                0.98%            1.01%            1.07%/3/
   Ratio of net investment income to average net assets
      prior to waived fees and reimbursed expenses                0.64%            1.99%            5.17%/3/
--------------------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 1 shares, June 5,
    2000 to April 30, 2001.
/2/ Not annualized.
/3/ Annualized.

Financial Highlights - Class 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                             Boston Advisors
                                                                       Tax Free Money Market Fund
                                                           ---------------------------------------------------
                                                              For the          For the            For the
                                                             Year Ended       Year Ended        Year Ended
                                                           April 30, 2003   April 30, 2002   April 30, 2001/1/
                                                           --------------   --------------   -----------------
Net asset value, beginning of year                            $ 1.000           $ 1.000         $ 1.000
                                                              -------           -------         -------
Increase in Net Assets from Operations
Net investment income                                           0.005             0.013           0.027
                                                              -------           -------         -------
Net increase from investment operations                         0.005             0.013           0.027
                                                              -------           -------         -------
Distributions to Shareholders from:
Net investment income                                          (0.005)           (0.013)         (0.027)
                                                              -------           -------         -------
Total distributions                                            (0.005)           (0.013)         (0.027)
                                                              -------           -------         -------
Net asset value, end of year                                  $ 1.000           $ 1.000         $ 1.000
                                                              =======           =======         =======
Total Return                                                     0.48%             1.30%           2.77%/2/
Ratios/Supplemental Data:
   Net assets, end of year (000's)                            $80,260           $85,138         $73,525
   Ratio of net operating expenses to average net assets         0.90%             0.90%           0.90%/3/
   Ratio of net investment income to average net assets          0.46%             1.24%           2.99%/3/
   Ratio of expenses to average net assets
      prior to waived fees and reimbursed expenses               0.98%             1.02%           1.09%/3/
   Ratio of net investment income to average net assets
      prior to waived fees and reimbursed expenses               0.38%             1.12%           2.80%/3/
--------------------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 1 shares, June 5, 2000 to April 30, 2001.
/2/  Not annualized.
/3/  Annualized.

Financial Highlights - Class 1
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                                    Boston Advisors
                                                                                   New York Municipal
                                                                                   Money Market Fund
                                                                                   -----------------
                                                                                        For the
                                                                                     Period Ended
                                                                                   April 30, 2003/1/
                                                                                   -----------------
Net asset value, beginning of year                                                   $  1.000
                                                                                     --------
Increase in Net Assets from Operations
Net investment income                                                                   0.005
                                                                                     --------
Net increase from investment operations                                                 0.005
                                                                                     --------
Distributions to Shareholders from:
Net investment income                                                                  (0.005)
                                                                                     --------
Total distributions                                                                    (0.005)
                                                                                     --------
Net asset value, end of year                                                         $  1.000
                                                                                     ========
Total Return                                                                             0.53%/2/
Ratios/Supplemental Data:
   Net assets, end of year (000's)                                                   $131,024
   Ratio of net operating expenses to average net assets                                 0.65%/3/
   Ratio of net investment income to average net assets                                  0.60%/3/
   Ratio of expenses to average net assets prior to waived fees and
      reimbursed expenses                                                                1.10%/3/
   Ratio of net investment income to average net assets prior to waived
      fees and reimbursed expenses                                                       0.15%/3/
----------------------------------------------------------------------------------------------------

/1/ For the period from commencement of offering of Class 1 shares, June 11, 2002 to April 30, 2003.
/2/  Not annualized.
/3/  Annualized.

                      (This page intentionally left blank)

For More Information
--------------------------------------------------------------------------------

Boston Advisors Money Market Funds

For investors who want more information about the Boston Advisors money market funds, the following documents are available free upon request:

Annual/Semi-annual Reports Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. The funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of the funds' annual and semi-annual reports and SAIs and request other information about the funds by contacting the funds at:

Boston Advisors Money Market Funds
One Federal Street, 26th Floor
Boston, MA 02110
Telephone: 1-800-523-5903
E-mail: funds@bostonadvisors.com
Internet: http://www.bostonadvisors.com

With your consent, Boston Advisors may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the funds. If you wish to revoke your consent to this practice, you may do so by notifying Boston Advisors by phone or in writing.

Investors can review and copy the funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Investors can get text-only copies:

     . For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102
     . Reports and other information about the Trust are available on the EDGAR database on the Commission's internet web site at http:// www.sec.gov
     . For a fee, by electronic request at the following E-mail address: publicinfo@sec.gov

Investors can get information about the operation of the Public Reference Room by calling 1-202-942-8090.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Investment Company Act file no. 811-9675

                              BOSTON ADVISORS TRUST
                               One Federal Street
                           Boston, Massachusetts 02110

                       STATEMENT OF ADDITIONAL INFORMATION

                       Boston Advisors Cash Reserves Fund
                Boston Advisors U.S. Government Money Market Fund
                   Boston Advisors Tax Free Money Market Fund
              Boston Advisors New York Municipal Money Market Fund

                           Class 1 and Class 2 shares

                                 August 28, 2003

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with Boston Advisors Trust's prospectus dated August 28, 2003, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling 1-800-523-5903 or by written request to Boston Advisors Trust (the "Trust") at One Federal Street, 26th Floor, Boston, Massachusetts 02110. You can also obtain a copy of the Trust's prospectus from our website at www.bostonadvisors.com. The Trust's financial statements for the fiscal year ended April 30, 2003 are hereby incorporated into this SAI by reference.

TABLE OF CONTENTS

                                                            PAGE


1. Trust History                                            2
2. Description of the Trust and its Investments and Risks   2
3. Management of the Trust                                  17
4. Investment Adviser and Investment Subadviser             20
5. Control Persons and Principal Holders of Securities      22
6. Principal Underwriter and Distribution Plan              22
7. Shareholder Servicing/Transfer Agent                     24
8. Custodian and Administrator                              25
9. Independent Public Accountants                           25
10. Portfolio Transactions                                  25
11. Description of Shares                                   26
12. Pricing of Shares                                       28
13. Tax Status                                              29
14. Investment Results                                      34
15. Financial Statements                                    36
16. Appendix A - Description of Short-term Debt Ratings     37
17. Appendix B - Proxy Voting Policies and Procedures       44

1. TRUST HISTORY

The Trust was organized as a Massachusetts business trust on September 30, 1999.

2. DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

The Trust is an open-end management investment company consisting of four funds:
Boston Advisors Cash Reserves Fund ("Cash Reserves Fund"), Boston Advisors U.S. Government Money Market Fund ("U.S. Government Fund"), Boston Advisors Tax Free Money Market Fund ("Tax Free Fund") and Boston Advisors New York Municipal Money Market Fund ("New York Municipal Fund") (each a "Fund," collectively the "Funds"). Since a relatively high percentage of the New York Municipal Fund's assets may be invested in the obligations of a limited number of issuers, the value of New York Municipal Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

The prospectus presents the investment objectives and the principal investment strategies and risks of the Funds. This SAI supplements the disclosure in the Trust's prospectus and provides additional information about each Fund's investment policies and restrictions.

Restrictions or policies stated as a maximum percentage of a Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction applies. Accordingly, any later increase or decrease resulting from a change in values, total assets, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund's restrictions and policies.

Compliance with Money Market Fund Rule 2a-7. Each Fund intends to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which includes restrictions on, among other things, the maturity and credit ratings of a Fund's portfolio securities.

Under normal circumstances, each Fund will invest in high quality money market securities with a maximum remaining maturity of 397 days from the date of the purchase. Each Fund will maintain a dollar-weighted average maturity of 90 days or less.

Municipal Obligations. The New York Municipal Fund invests primarily in municipal obligations. The Tax Free Fund also invests in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are usually general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonable revenues such as income, sales, use and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provided for the repayment of the notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the issuance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there had been a default. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof.

When investing in municipal obligations, the Tax Free and New York Municipal Funds may also acquire securities in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations if, in the opinion of bond counsel, interest payments on these custodial receipts are excluded from gross income for federal income tax purposes. These obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which a Fund may purchase are limited to short-term serial bonds -- those with original or remaining maturities of thirteen months or less. A Fund may purchase long-term bonds only if they have a remaining maturity of thirteen months or less. These include bonds called for redemption if the redemption payment date will occur within thirteen months. A Fund may also purchase long-term bonds (sometimes referred to as "Put Bonds") that are subject to a mutual commitment by the Fund and the issuer to redeem the bond at par at a designated time within thirteen months.

A tender option bond is a municipal obligation (generally held under a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the grant by a third party, such as a bank, broker-dealer or other financial institution, to the security holder the option, at periodic intervals, to tender its securities to the institution and receive the security's face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing agent, that would cause the bond, coupled with the tender option, to trade at par on the date of this determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrade in the credit rating assigned to, the issuer of the bond.

The tender option will reduce the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of a tender option bond depends on the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of Boston Advisors, Inc., the Trust's investment adviser (the "Adviser"), the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

In addition to general obligation bonds, revenue bonds and serial bonds, there is a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time of payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Money Market Instruments. The Cash Reserves, Tax Free, and New York Municipal Funds may invest in short-term money market instruments including commercial bank obligations and U.S. dollar denominated commercial paper. Commercial bank obligations include certificates of deposit, time deposits and bankers' acceptances. Obligations of branches of U.S. and non-U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited to an obligation of that branch by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities generally, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Cash Reserves and New York Municipal Funds to investment risks that are different from those of investments in obligations of domestic issuers.

Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Cash Reserves and New York Municipal Funds also may invest in variable amount master demand notes (which is a type of commercial paper). Each of these notes is a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement. Transfer of these notes is usually restricted by the issuer, and there is no secondary trading market for these notes.

Certificates of Deposit. The Cash Reserves, Tax Free and New York Municipal Funds may invest in certificates of deposit of banks and savings and loan associations.

Investing in certificates of deposit issued by non-U.S. banks and non-U.S. branches of U.S. banks involves some risks that are different from those associated with investing in certificates of deposit issued by U.S. banks. These risks include the possible imposition of withholding taxes on interest income, the possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against non-U.S. banks and non-U.S. branches of U.S. banks.

U.S. Government Securities. The U.S. Government Fund invests exclusively in short-term U.S. government securities and repurchase agreements based on U.S. government securities. U.S. government securities include all securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. government securities in which the Cash Reserves, Tax Free, and New York Municipal Funds may invest include debt obligations issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Central Bank for Cooperatives, District of Columbia Armory Board, Export-Import Bank of the U.S., Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), General Services Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Resolution Trust Corporation, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).

Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount at the time of issuance approximates the total amount of interest the security will accrue and compound over the period until maturity, or the particular interest payment date at a rate of interest reflecting the market rate of the security. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that provide for regular payments of interest. The Funds accrue income on these investments for tax and accounting purposes, which is distributable to shareholders. Because no cash is received at the time of accrual, a Fund may have to liquidate other portfolio securities to satisfy the Fund's distribution obligations. In this case the Fund will forego the purchase of additional income producing assets with these proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Mortgage-Backed Securities. The Cash Reserves, Tax Free, and New York Municipal Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities ("SMBS"), and other types of "mortgage-backed securities" that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), provide for payments of both principal and interest at a variety of intervals; others provide for semiannual interest payments at a predetermined rate and the repayment of principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time a Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of the premium paid.

Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayment rates on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Cash Reserves, Tax Free, and New York Municipal Funds may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee.

Asset-Backed Securities. The Cash Reserves, Tax Free, and New York Municipal Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

Forward Commitments and When-Issued Securities. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date.

The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such a commitment, the Fund will hold the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Rate and Floating Rate Demand Instruments. The Cash Reserves, Tax Free, and New York Municipal Funds may purchase variable and floating rate demand instruments that are tax-exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless a Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand feature only (1) upon a default under the terms of the debt security,
(2) as needed to provide liquidity to a Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure.

A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, both the long-term and short-term ratings for any variable or floating rate demand instruments must satisfy a Fund's credit criteria, except that if credit support is provided, a Fund may rely solely upon the short-term rating of the variable or floating rate demand instrument. To be eligible for purchase of a Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, the credit of either the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The Cash Reserves, Tax Free, and New York Municipal Funds may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Standby Commitments. In order to enhance the liquidity, stability or quality of municipal obligations, the Cash Reserves, Tax Free, and New York Municipal Funds may each acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by U.S. or non-U.S. banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by a Fund. In considering whether a security meets a Fund's quality standards, the Adviser will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

Illiquid Securities. None of the Funds will invest more than 10% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days and lacking a demand feature will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A, are commercial paper offered in reliance on Section 4(2) of the 1933 Act or are eligible for another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Adviser. The Adviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. These procedures require the Adviser to consider, among other things, (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to buy the security, (3) the number of potential purchasers, (4) dealer undertakings to make a market in the security, (5) the nature of the security and (6) the time needed to dispose of the security. The Board of Trustees monitors the Adviser's application of these procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund's ability to raise cash for redemptions or other purposes.

Repurchase Agreements. All of the Funds may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The Adviser reviews and monitors the creditworthiness of any institution that enters into a repurchase agreement with a Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily.

Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller under an outstanding repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would risk losing some or all of the principal and interest involved in the transaction.

Other Investment Companies. The Funds reserve the right to invest in the securities of other money market fund investment companies. A Fund may not invest more than 3% of the voting securities of any other money market fund investment company. A Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

Asset Segregation. The 1940 Act requires that each Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging such Fund's portfolio. If a Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. These segregated assets will be valued at market daily. If the aggregate value of these segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

NEW YORK RISK FACTORS

The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this SAI. The New York Municipal Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the New York Municipal Fund or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy. The terrorist attacks of September 11, 2001, have had a more devastating impact on the State economy than on any other state. In particular, the State's financial and tourism industries have suffered as a result of the attacks. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is projected to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. Bonus payments paid to financial service workers have been significantly reduced due to the recession and the steep decline in the stock market. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the financial and insurance sectors will remain at about one-half of their 2001 peak level. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. The September 11, 2001, attacks resulted in a slowdown in New York that was more severe than to the nation as a whole. Nevertheless, in recent years, the gap between the national and State growth rates continues to narrow.

The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, economic growth could be stronger than projected. However, weaker than expected growth for both the national and international economies also could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

In addition, the State has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

The 2003-04 State Financial Plan (current fiscal year) and Forecast for 2004-2006. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the Division of Budget ("DOB") issued the Enacted Budget Financial Plan ("Financial Plan") on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. The 2003-04 Governor's Executive Budget (the "Executive Budget") reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Financial Plan indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. The General Fund is the principal operating fund of the State and is used for all financial transactions except those required to be accounted for in another fund. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted federal aid changes and savings from a fiscal management plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that the DOB considers to be highly speculative at this time. The combination of federal aid and management actions will keep the 2003-04 budget in balance.

Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. Total projected spending in the 2003-04 Financial Plan is $2.33 billion higher than the level recommended in the Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million) handicapped/all other education programs ($132 million), and welfare programs ($114 million).

The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a fiscal management plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. The DOB will also monitor and work to achieve additional revenues from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps.

The Financial Plan projects total General Fund receipts of $39.84 billion, an increase from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The Financial Plan projects total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, of $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The State expects to end the 2003-04 fiscal year with a closing General Fund balance of $730 million. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the fiscal management plan including additional federal aid as described above.

Special Considerations. The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has recently ended, the threat of future terrorist acts still remains. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in the beginning months of this year, due largely to the uncertainty related to the military conflict in Iraq. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings. Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, A2 and AA, respectively.


On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA. On May 16, 2003, Standard & Poor's reaffirmed its AA rating, but revised its outlook from stable to negative on the State's general obligation bonds. On December 6, 2002, Moody's revised its outlook on the State's general obligation bonds to stable from positive. On April 29, 2003, Moody's reaffirmed its A2 rating and its stable outlook on the State's general obligation bonds. On June 5, 2003, Fitch Ratings revised its rating on the State's general obligation bonds from AA to AA-. On June 13, 2003, Fitch Ratings reaffirmed its AA- rating on the State's general obligation bonds.


New York City

Overview. The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent on the financing capacity of the New York City Transitional Finance Authority (the "TFA"), which is currently authorized to have outstanding $2.5 billion in recovery bonds and notes. The City's program for financing capital projects for fiscal years 2002 through 2006 includes the anticipated issuance of approximately $13.6 billion of general obligation bonds and approximately $3.9 billion of bonds (excluding obligations issued to pay costs relating to the September 11 attacks) to be issued by the TFA. The City assumes that borrowings from the TFA and federal aid will pay in substantial part for the costs relating to the September 11 attacks. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes as well as those issued by the TFA and other City agencies.

The 2003-07 Financial Plan. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On November 18, 2002, the City took the unprecedented step of releasing two months early a detailed plan for closing a $6.4 billion gap between forecast revenues and expenses. This November plan was a modification to the financial plan submitted to the Control Board on June 26, 2002. Subsequently, on January 31, 2003, the City submitted to the Control Board its financial plan (the "City Financial Plan") setting forth projected revenues and expenses for operations for fiscal years 2003 through 2007. The City Financial Plan indicated that since November, agency cuts have been put in place and the City property tax has been increased, although not at the rate anticipated in the November plan. To achieve balanced budgets for 2003 and 2004, the City Financial Plan contains a gap-closing program that has been developed to eliminate the projected gaps of $486 million in 2003 and $3.4 billion in 2004. However, the recurring savings from implementation of the City Financial Plan will leave remaining gaps of $1.5 billion in fiscal 2005 and $2.0 billion in fiscal years 2006 and 2007, after $621 million of discretionary and other transfers to provide in fiscal year 2003 for debt service and other payments due in fiscal year 2004, and after implementation of the property tax increase and other gap closing actions. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

Special Considerations. The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

With respect to the impact of September 11 on the City, the City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the TFA. The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources which will be required.

Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base. It can be expected that the City Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2003, and it is possible that projected savings and revenues will not be realized. Accordingly, the City Financial Plan may be changed substantially by the time the budget for fiscal year 2004 is adopted.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current cycle is not expected to be any different. In addition to the employment declines, the City's economic woes over the past two years have been further compounded by the drastic decline in compensation on Wall Street, more severe than anticipated in previous forecasts. As a result, the forecast for wage income in the City shows declines for two consecutive years, unprecedented in recent times. Job growth in the City is not expected to begin until the fourth quarter of 2003, lagging the U.S. by three quarters, and even then growth is projected to be anemic. It is of little surprise, given the weak labor market and Wall Street's performance, that conditions in the City's commercial real estate market have significantly deteriorated. By the end of 2002, there were nearly 26 million square feet of primary office space available on the market, compared to 16 million square feet at the start of the year. With so much vacant space available for lease, landlords have been forced to lower rents considerably. With additional job losses anticipated, both the Downtown and Midtown primary office markets are expected to worsen in 2003.

Ratings. Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds A, A2 and A+, respectively.


On May 27, 2003, Standard & Poor's reaffirmed its A rating and revised its outlook from negative to stable on the City's general obligation bonds. On November 15, 2001, Moody's revised its outlook on the City's general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City's economy and the effects of the national economic recession. On May 27, 2003, Moody's reaffirmed its A2 rating and its negative outlook on the City's general obligation bonds. In December 2002, Fitch Ratings issued a negative outlook on the City's general obligation bonds. On June 26, 2003, Fitch Ratings reaffirmed its A+ rating on the City's general obligation bonds.


Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002, amounted to approximately $4.3 billion.

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund has adopted certain investment restrictions which, along with that Fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2. more than 50% of the outstanding shares of the Fund.

For all Funds other than New York Municipal Fund:

Each Fund may not:

(1) purchase securities, excluding U.S. government securities and repurchase agreements, refunded bonds and other securities backed by U.S. government securities, if this purchase would cause 25% or more of the Fund's total assets to be invested in securities of issuers conducting their principal business in the same industry. The Fund may, but is not required to, concentrate in securities issued by U.S. banks or U.S. branches of foreign banks. Foreign countries, U.S. territories, states, municipalities and their respective agencies and instrumentalities are not considered to be industries.

For New York Municipal Fund:

The Fund may not:

(1) invest more than 25% of its assets in the securities of "issuers" in any single industry, provided there shall be no limitation on the Fund to purchase New York municipal obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity is deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit is considered a separate security and will be treated as an issue of such government, other entity or bank.

For all Funds:

Each Fund may not:

(1) borrow money, except that the Fund may (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the Fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings;

(2) invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities;

(3) invest in commodities or commodity futures contracts, excluding transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions, to the extent permitted by the fund's prospectus and this statement of additional information;

(4) make loans to any institution, individual or other person, except by (a) purchasing a debt obligation in which the Fund is permitted to invest (b) entering into repurchase agreements and (c) lending portfolio securities;

(5) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or,

(6) issue senior securities, except to the extent permitted by the 1940 Act.

For all Funds other than New York Municipal Fund:

Each Fund may not:

(1) purchase a security if that purchase would cause the Fund to be non-diversified under the 1940 Act.

The policy of the New York Municipal Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of high quality municipal securities with income exempt from regular federal income tax and from New York State and New York City personal income taxes is fundamental and may not be changed by the Trustees without shareholder approval.

Investment Restrictions. Each Fund will not purchase securities when outstanding borrowings exceed 5% of the Fund's total assets.

3. MANAGEMENT OF THE TRUST

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act. The Trustees who are not interested persons of the Trust are referred to as Non-interested Trustees. Allen G. Botwinick is considered an interested person of the Trust by virtue of his employment as Executive Vice President of Administration and Operations of the Advest Group, Inc. ("Advest Group") and Advest, Inc. ("Advest"). Michael J. Vogelzang is considered an interested person of the Trust by virtue of his employment as President and Chief Investment Officer of the Adviser.

------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                           Term of                                        Portfolios in
                                           Office/+/ and                                  Trust           Other
                             Position(s)   Length of       Principal Occupation(s)        Complex         Directorships
                             Held with     Time            During Past 5                  Overseen by     Held by
Name, Address and Age        Trust         Served          Years                          Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------
Allen G. Botwinick*          Chairman of   Trustee and     Executive Vice President       Four            Advest, Inc.
90 State House Square        the Board     Chairman of     of Administration and
Hartford, CT 06103           and Trustee   the Board       Operations, The Advest
Age: 60                                    since March     Group, Inc. and Advest, Inc.
                                           2000
------------------------------------------------------------------------------------------------------------------------------

Michael J. Vogelzang*        President,    Trustee,        Boston Advisors, Inc.,         Four            Advest, Inc.
100 Federal Street           Chief         President and   President and Chief
Boston, MA 02110             Executive     Chief           Investment Officer,
Age: 42                      Officer       Executive       4/99 - present;
                             and Trustee   Officer since   Senior Vice President
                                           March 2000      and Chief Investment
                                                           Officer, 8/97 - 4/99.

------------------------------------------------------------------------------------------------------------------------------
Non-interested Trustees
------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                           Term of                                        Portfolios in
                                           Office/+/ and                                  Trust           Other
                             Position(s)   Length of       Principal Occupation(s)        Complex         Directorships
                             Held with     Time Served     During                         Overseen by     Held by
Name, Address and Age        Trust                         Past 5 Years                   Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------

Mone Anathan III             Trustee       Trustee since   Harvard Divinity School,       Four            Brookstone, Inc.
99 Garden Street                           March 2000      Student, 9/97 - present;                       (specialty retailer)
Cambridge, MA 02136                                        President, Filene's
Age: 64                                                    Basement (off-price
                                                           retailer), 1995 - 8/97.
------------------------------------------------------------------------------------------------------------------------------

Hugh A. Dunlap, Jr.          Trustee       Trustee since   Retired, 5/95 - present.       Four            None
29 Lowell Road                             March 2000
Brookline, MA 02445
Age: 71

------------------------------------------------------------------------------------------------------------------------------
Ezekiel Russell Peach, Jr.   Trustee       Trustee since   Retired, 12/99 - present;      Four            Wentworth 84
137 Atlantic Avenue                        March 2000      Robert, Finnegan & Lynah,                      Irrevocable Trust
Marblehead, MA 01945                                       PC (public accounting),
Age: 68                                                    partner/principal, 1968
                                                            - 12/99.
------------------------------------------------------------------------------------------------------------------------------

/+/Each Trustee will hold office until his successor is elected or the Trust is terminated, except that: (a) any Trustee may resign by written instrument signed by him and delivered to the other Trustees or to any Trust officer, which will take effect upon delivery or upon such later date as is specified; (b) any Trustee may be removed at any time with or without cause by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal will become effective; (c) any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instruments signed by a majority of the other Trustees, specifying the date of his retirement; or (d) a Trustee may be removed at any special meeting of the shareholders of the Trust by a vote of two-thirds of the outstanding shares of beneficial interest of the Trust.

---------------------------------------------------------------------------------------------------------------------
Officers

                                           Term of
                             Position(s)   Office/#/ and
                             Held with     Length of
Name, Address and Age        Trust         Time Served      Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Todd A. Finkelstein          Vice          Vice             Boston Advisors, Inc., Senior Vice President
100 Federal Street           President     President        and Director of Fixed Income, 8/98 - present.
Boston, MA 02110                           since March
Age: 42                                    2000
---------------------------------------------------------------------------------------------------------------------
Donna C. McAdam              Treasurer     Treasurer and    Boston Advisors, Inc., Vice President
100 Federal Street           and Chief     Chief            and Chief Operating Officer, 4/87 - present.
Boston, MA 02110             Financial     Financial
Age: 55                      Officer       Officer since
                                           March 2000
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Annellen McNamara            Assistant     Assistant        Director, Mutual Fund Administration, Investors Bank &
Investors Bank & Trust       Treasurer     Treasurer        Trust Company 6/02 - present; Senior Manager 1/00 - 7/02;
200 Clarendon Street                       since March      Manager 1996 - 1999.
Boston, MA 02116                           2002
Age: 36
---------------------------------------------------------------------------------------------------------------------
John DelPrete                Secretary     Secretary        Senior Associate Counsel, Mutual Fund Administration,
Investors Bank & Trust                     since June       Investors Bank & Trust Company, 1/01 - present;
200 Clarendon Street                       2001             Associate Counsel, 5/97 - 12/00.
Boston, MA 02116
Age: 35
---------------------------------------------------------------------------------------------------------------------
Ellen O'Leary                Assistant     Assistant        Associate Counsel, Investors Bank & Trust Company, 9/02
Investors Bank & Trust       Secretary     Secretary        - present; Product Manager, 8/99 - 9/02; and Fund
200 Clarendon Street                       since            Accountant, 1996 - 1998.
Boston, MA 02116                           September 2002
Age: 29
---------------------------------------------------------------------------------------------------------------------

/#/The officers of the Trust are elected annually by the Trustees and will hold office until their successors are chosen and qualified. Any officer of the Trust may resign by filing a written resignation with the President, with the Trustees or with the Secretary of the Trust. The Trustees may at any meeting remove an officer.

Audit and Nominating Committees. Each Trustee who is not an "Interested Person" of the Trust for purposes of the 1940 Act serves on the Audit and Nominating Committees of the Trust.

The function of the Audit Committee is to (i) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof, and (iii) act as a liaison between the Trust's independent auditor and the full Board of Trustees. The Audit Committee met twice during the fiscal year ended April 30, 2003.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

1. oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as deemed appropriate by the Committee, the internal controls of the Trust's service providers;
2. oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and
3. act as a liaison between the Trust's independent auditors and the Board of Trustees.

The function of the Nominating Committee is to nominate the Non-interested Trustees for election to the Trust's Board of Trustees. The Nominating Committee will not consider nominees recommended by shareholders. The Nominating Committee did not meet during the fiscal year ended April 30, 2003.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds and the Trust as of December 31, 2002.

--------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of Equity
                                                                 Securities in All Registered Investment
                             Dollar Range of Equity Securities   Companies Overseen by Trustee in Family
Name of Trustee                     in the Funds                        of Investment Companies
--------------------------------------------------------------------------------------------------------
Allen G. Botwinick           Cash Reserves Fund: Over $100,000             Over $100,000
--------------------------------------------------------------------------------------------------------
Michael J. Vogelzang                  Cash Reserves Fund:                  $10,001 - $50,000
                                       $10,001 - $50,000
--------------------------------------------------------------------------------------------------------
Mone Anathan III                              None                               None
--------------------------------------------------------------------------------------------------------
Hugh A. Dunlap, Jr.                           None                               None
--------------------------------------------------------------------------------------------------------
Ezekiel Russell Peach, Jr.                    None                               None
--------------------------------------------------------------------------------------------------------


Compensation of Officers and Trustees. The Trust pays no salaries or compensation to any of its officers. The Trust compensates each Trustee who is not affiliated with the Adviser, the Subadviser or Advest, Inc. with a base fee of $12,000. The fees paid to each Trustee by the Trust for the fiscal year ended April 30, 2003, are shown below:


------------------------------------------------------------------------------------------
                                             Pension or
                                             Retirement     Estimated
                                              Benefits        Annual    Total Compensation
                               Aggregate     Accrued As     Benefits      From Trust and
                            Compensation   Part of Fund      Upon      Trust Complex Paid
Name of Person, Position      From Trust      Expenses     Retirement       to Trustees
------------------------------------------------------------------------------------------
Mone Anathan III               $10,500           -0-           -0-           $10,500
------------------------------------------------------------------------------------------
Hugh A. Dunlap, Jr.            $10,500           -0-           -0-           $10,500
------------------------------------------------------------------------------------------
Ezekiel Russell Peach, Jr.     $10,500           -0-           -0-           $10,500
------------------------------------------------------------------------------------------


Material Relationships of the Non-Interested Trustees. For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Adviser, the Subadviser or any of their affiliates acts as investment adviser.

As of December 31, 2002, none of the Non-Interested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Adviser, the Subadviser or any other entity in a control relationship to the Adviser or the Subadviser. During the calendar years of 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Adviser or the Subadviser or any other entity in a control relationship to the Adviser or the Subadviser. During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"):
(i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Adviser or the Subadviser; (vi) any affiliate of the Adviser or the Subadviser, including Advest; or (vii) an officer of any such affiliate.

During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's trustees or officers has any arrangement with any other person pursuant to which the trustee or officer serve in that capacity. During the calendar years 2001 and 2002, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) the Adviser, (vi) Advest or (vii) any other entity in a control relationship to the Trust.

Codes of Ethics. Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Trustees on issues raised under its code of ethics. To assure compliance with these restrictions, the Trust, the Adviser, the Subadviser and the distributor each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Trust, the Adviser, the Subadviser and the distributor permit covered employees to engage in personal securities transactions that avoid actual or potential conflicts of interest with the Trust.

The Subadviser has responsibility for monitoring the personal trading activities of the Subadviser's personnel. The Subadviser provides the Trust's Board of Trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and a report of any significant violations of its code.

Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Proxy Voting Policies and Procedures: see Appendix B.


4. THE INVESTMENT ADVISER AND THE INVESTMENT SUBADVISER

The Trust has contracted with Boston Advisors, Inc. to act as its investment adviser. The Adviser is a wholly owned subsidiary of Advest, Inc., which is a subsidiary of The Advest Group, Inc., a diversified financial services firm with headquarters in Hartford, Connecticut. The Advest Group is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the Trust are also Trustees and/or officers of Advest and its subsidiaries (see management biographies above). Michael J. Vogelzang, President, Chief Executive Officer and a Trustee of the Trust is President and Chief Investment Officer of the Adviser and serves as a director of Advest. Allen G. Botwinick, Chairman of the Board of Trustees and a Trustee of the Trust is Executive Vice President of Administration and Operations of the Advest Group and Advest and serves as a director of Advest. Advest is a member of The MONY Group Inc., a financial services holding company that provides life insurance, annuities and investments through its member companies.

As the Trust's investment adviser, the Adviser provides the Trust with investment research, advice and supervision and furnishes an investment program for the Trust consistent with each Fund's investment objective and policies, subject to the supervision of the Trust's Trustees. The Adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund's securities transactions, and reports to the Trustees on each Fund's investments and performance.

The investment advisory agreement between the Adviser and the New York Municipal Fund was unanimously approved by the Board of Trustees, including a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the Non-interested Trustees), on March 12, 2002. The investment advisory agreement with the New York Municipal Fund will remain in effect until April 30, 2004. Thereafter, the investment advisory agreement with the New York Municipal Fund will continue in effect from year to year subject to the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as applicable. The continuance of the investment advisory agreement between the Adviser and the Cash Reserves, U.S. Government and Tax Free Funds was unanimously approved by the Board of Trustees, including a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the Non-interested Trustees), on March 12, 2003. In making the determination to approve the investment advisory agreements, the Trustees considered the capability of the Adviser to provide advisory services, the reasonableness of the advisory fees in relation to the services provided and the advisory fees paid by other comparable money market funds. Based on these considerations, the Board of Trustees concluded that the terms of the investment advisory agreements were fair and reasonable with respect to each Fund, were in the best interest of each Fund's shareholders and were similar to those that could have been obtained through arm's length negotiations.

On October 2, 2002, the Board of Trustees of the Trust unanimously approved and voted to recommend that the shareholders of the Cash Reserves Fund and the U.S. Government Fund approve a subadvisory agreement (the "Subadvisory Agreement") among each of the Cash Reserves Fund and the U.S. Government Fund, the Adviser and MONY Capital Management, Inc. (the "Subadviser"). At a Joint Special Meeting of Shareholders held on November 13, 2002, the shareholders of the Cash Reserves Fund and the U.S. Government Fund approved the Subadvisory Agreement. In connection with the approval of the Subadvisory Agreement, the Board of Trustees, with the assistance of independent counsel, considered its legal responsibilities, received and reviewed information concerning the Subadviser's operations and anticipated management of the Cash Reserves Fund and U.S. Government Fund. The Board of Trustees also reviewed the experience and qualifications of the Subadviser's personnel and the terms of the Subadvisory Agreement. The Board of Trustees discussed and considered the fee rate payable by the Adviser under the Subadvisory Agreement. The Board of Trustees concluded that the terms of the Subadvisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of the Cash Reserves Fund and the U.S. Government Fund and their respective shareholders. The subadvisory relationship with each of Cash Reserves Fund and U.S. Government Fund commenced on December 2, 2002.


The Subadviser is a wholly owned subsidiary of The MONY Group Inc., a diversified financial services company offering insurance, brokerage, asset management and other financial services. As of June 30, 2003, The MONY Group Inc. and its affiliates had total assets of approximately $20.6 billion.

The Subadviser is a Delaware Corporation founded in 2001 and is registered with the SEC as an investment adviser. The Subadviser is principally engaged in the management of investments for affiliated insurance companies. As of June 30, 2003, the Subadviser had total assets under management of approximately $13.23 billion, including approximately $4.1 billion in money market portfolios. The principal business offices of the Subadviser are located at 1740 Broadway, New York, NY 10019.


Under the Subadvisory Agreement, the Subadviser provides the Cash Reserves Fund and the U.S. Government Fund with investment research, advice and supervision and furnishes an investment program in accordance with each Fund's investment objectives and policies, subject to the supervision of the Adviser and the Board of Trustees. The Subadviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to securities transactions, and reports to the Adviser and the Board of Trustees on the Cash Reserves Fund's and the U.S. Government Fund's investments and performance. The Subadvisory Agreement will remain in effect until April 30, 2004. Thereafter, the Subadvisory Agreement will continue in effect from year to year subject to the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as applicable.

Under the terms of its contract with the Trust, the Adviser pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust. Except for the services provided by the Adviser, the Trust pays all of its own ordinary and extraordinary expenses, including, but not limited to: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits;
(b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (d) issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which each Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the SEC, state blue sky securities agencies and the securities regulators of foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and the Trustees; (i) any distribution or service fees paid by the Trust in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Adviser or the Funds (other than as Trustees); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any.

In addition to the expenses described above, the Funds will pay brokers' and underwriting commissions chargeable to the Funds in connection with their securities transactions. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as amended, as applicable.

Pursuant to the management contract, the Adviser will not be liable for any error of judgment or mistake of law or for any loss sustained because of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser. The Adviser, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services to the Trust, each Fund pays the Adviser a fee at the annual rate of 0.55% of the Fund's average daily net assets. This fee is normally computed and accrued daily and paid monthly. From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of average daily net assets. To the extent that a Fund's total expense ratio falls below its expense limit, the Adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years. The Adviser has contractually agreed to limit the Funds' advisory fees and to reimburse their other fund expenses to reduce each Fund's total annual operating expenses to 0.90% for Class 1 shares and 0.65% for Class 2 shares of the Fund's average net assets until September 1, 2004.

The Subadvisory Agreement provides that the Adviser will pay the Subadviser a fee equal to 0.03% of each of Cash Reserves Fund's and U.S. Government Fund's average daily net assets. The Funds will not pay any fees directly to the Subadviser.


For the fiscal year ended April 30, 2003, the Cash Reserves Fund incurred advisory fees of $7,246,446, $1,871,470 of which was waived by the Adviser. For the fiscal year ended April 30, 2002, the Cash Reserves Fund incurred advisory fees of $6,896,384, $1,077,585 of which was waived by the Adviser. For the fiscal year ended April 30, 2001, the Cash Reserves Fund incurred advisory fees of $4,700,830, $1,093,892 of which was waived by the Adviser.

For the fiscal year ended April 30, 2003, the U.S. Government Fund incurred advisory fees of $1,113,077, $171,782 of which was waived by the Adviser. For the fiscal year ended April 30, 2002, the U.S. Government Fund incurred advisory fees of $966,327, $195,926 of which was waived by the Adviser. For the fiscal year ended April 30, 2001, the U.S. Government Fund incurred advisory fees of $498,953, $155,025 of which was waived by the Adviser.

For the fiscal year ended April 30, 2003, the Tax Free Fund incurred advisory fees of $503,390, $77,331 of which was waived by the Adviser. For the fiscal year ended April 30, 2002, the Tax Free Fund incurred advisory fees of $458,077, $96,292 of which was waived by the Adviser. For the fiscal year ended April 30, 2001, the Tax Free Fund incurred advisory fees of $334,317, $116,959 of which was waived by the Adviser.

For the period June 11, 2002 (commencement of operations) through April 30, 2003, the New York Municipal Fund incurred advisory fees of $660,378, $240,142 of which was waived by the Adviser.

For the period December 2, 2002 through April 30, 2003, the Adviser paid the Subadviser $161,866 on behalf of Cash Reserves Fund and $24,387 on behalf of U.S. Government Fund.


5. CONTROL PERSONS and PRINCIPAL HOLDERS OF SECURITIES


As of August 1, 2003, the following held 5% or more of the outstanding shares of the Class 1 shares of the Funds.



  Fund Name      Name and Address of   Nature of Beneficial   Percent of
Title of Class    Beneficial Owner          Ownership            Fund
--------------   -------------------   --------------------   ----------
 Tax Free Fund     Stephen Heyer             Direct              5.09%
    Class 1       3565 Tuxedo Road
                 Atlanta, GA 30305



As of August 1, 2003, Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.


6. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

Principal Underwriter. Advest, 90 State House Square, Hartford, Connecticut 06103, is the principal underwriter for the Trust in connection with the continuous offering of its shares. The Adviser is a subsidiary of Advest, Inc., which is a subsidiary of The Advest Group, Inc. The Advest Group, Inc. is a member of The MONY Group Inc., a financial services holding company that provides life insurance, annuities and investments through its member companies.

Allen G. Botwinick, Chairman of the Board of Trustees and a Trustee of the Trust is Executive Vice President of Administration and Operations of The Advest Group, Inc. and Advest, Inc. and serves as a director of Advest, Inc. Michael J. Vogelzang, President, Chief Executive Officer and a Trustee of the Trust serves as a director of Advest, Inc.

The Trust has entered into an underwriting agreement with Advest, which provides that Advest will bear expenses for the distribution of the Trust's shares, other than expenses incurred by Advest for which it is reimbursed or compensated by the Trust under the distribution plan (discussed below). Advest bears all expenses it incurs in providing services under the underwriting agreement. These expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the Trust. Advest also pays certain expenses in connection with the distribution of the Trust's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Trust bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. Under the underwriting agreement, Advest will use its best efforts in rendering services to the Trust.

The Trust will not generally issue Fund shares for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the Trust may, at the Adviser's discretion, be paid in cash or portfolio securities. If redemption proceeds are paid in securities, these securities are valued at the value employed in determining a Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of these securities will be made in such manner as the Board of Trustees deems fair and reasonable.

Distribution Plan. The Trust has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act covering each Fund's Class 1 shares. Under the Plan, a distribution and service fee of 0.25% of each Fund's average daily net assets attributable to Class 1 shares is paid to Advest. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The distributor has voluntarily agreed to waive the New York Municipal Fund's 12b-1 fee on a temporary basis. The distributor reserves the right to terminate this waiver at any time.

Advest may pay up to the entire fee under the Plan to its own representatives or to other dealers for providing services in connection with the sale of each Fund's shares. To the extent this fee is not paid to others, Advest may retain this fee as compensation for its services and expenses incurred in accordance with the Plan. The Plan is a compensation plan, which provides for payment of a specified fee without regard to the actual expense incurred by Advest. If its fee exceeds its expense, Advest will realize a profit. If the Plan was terminated by Trustees of the Trust and a successor plan was adopted, the Funds would cease to make payments under the Plan and Advest would be unable to recover any unreimbursed expenses.

In accordance with the terms of the Plan, Advest provides to the Trustees for their review a quarterly written report of the amounts expended under the Plan and the purposes for which these expenditures were made. In the Trustees' quarterly review of the Plan, they will consider the continued appropriateness and the level of reimbursement or compensation the Plan provides.

No interested person or Trustee of the Trust has any direct or indirect financial interest in the operation of the Plan except to the extent that Advest and certain of its employees are receiving a portion of the payments made by the Trust under the Plan.

The Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Trust and its current and future shareholders. The Plan may not be amended to increase materially the annual percentage rate spent on distribution activities without approval by the shareholders of the affected Fund. Other material amendments to the Plan must be approved by the Trustees.

      Boston Advisors Trust 12b-1 Fees                    For the Fiscal Year
                                                         Ending April 30, 2003

Postage                                $        0
Travel                                          0
Printing and Related Expenses (2115)            0
Business Meeting Expenses (2115)                0
Taxes (2115)                                    0
Professional Fees                               0
Salary                                          0
Benefits                                        0
Branch Marketing - Overhead             7,887,855
Home Marketing Overhead                   109,205
ADP Monetary Trades                       790,642
Statement Processing                       -9,348

Total                                  $8,778,914


7. SHAREHOLDER SERVICING/TRANSFER AGENT

The Trust has contracted with Advest Transfer Services, Inc. ("ATS"), a subsidiary of The Advest Group, to act as shareholder servicing and transfer agent for the Trust. The Trust pays ATS an annual maintenance fee of $20.00 for each shareholder account.

Under the terms of its contract with the Trust, ATS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of each Fund; (ii) distributing dividends and capital gains associated with each Fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.


For the fiscal years ended April 30, 2003, 2002 and 2001, the Cash Reserves Fund incurred transfer agency fees in the amount of $1,592,289, $1,365,379 and $1,016,774, respectively.

For the fiscal years ended April 30, 2003, 2002 and 2001, the U.S. Government Fund incurred transfer agency fees in the amount of $199,636, $182,859 and $83,573, respectively.

For the fiscal years ended April 30, 2003, 2002 and 2001, the Tax Free Fund incurred transfer agency fees in the amount of $36,801, $28,963 and $30,059, respectively.

For the period June 11, 2002 (commencement of operations) through April 30, 2003, the New York Municipal Fund incurred transfer agency fees in the amount of $120,649.


8. CUSTODIAN AND ADMINISTRATOR

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Trust's assets and serves as administrator of the Trust ("Investors Bank"). The custodian's responsibilities include safekeeping and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends (if any) on the Trust's investments. As administrator, Investors Bank provides certain administrative services to the Trust, such as corporate secretarial services, preparation of Board of Trustees' meeting materials, preparation and filing of regulatory filings with the SEC, calculating each Fund's standardized performance information, preparing annual and semi-annual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.


For the fiscal years ended April 30, 2003, 2002 and 2001, the Cash Reserves Fund incurred custodian and administration fees in the amount of $469,645, $470,008 and $237,576, respectively.

For the fiscal years ended April 30, 2003, 2002 and 2001, the U.S. Government Fund incurred custodian and administration fees in the amount of $77,685, $79,723 and $31,682, respectively.

For the fiscal years ended April 30, 2003, 2002 and 2001, the Tax Free Fund incurred custodian and administration fees in the amount of $38,372, $37,168 and $21,915, respectively.

For the period June 11, 2002 (commencement of operations) through April 30, 2003, the New York Municipal Fund incurred custodian and administration fees in the amount of $97,059.


9. INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the Trust's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

10. PORTFOLIO TRANSACTIONS

The Adviser places the portfolio transactions of the Funds and of all other accounts managed by the Adviser for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking effective execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own account rather than as brokers, or involve transactions directly with the issuer of such securities.

The Adviser and its affiliates are active as investors, dealers and/or underwriters in many types of municipal and money market instruments. These activities could affect the markets for those instruments which the Funds buy, hold or sell. In certain instances there may be securities which are suitable for a Fund's portfolio as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with a view of achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular Fund transaction. Each Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

Under certain directed brokerage arrangements with third-party broker-dealers, these broker-dealers may pay certain of the Trust's custody expenses.

For the fiscal years ended April 30, 2003, 2002 and 2001, the amount of brokerage commissions paid by the Cash Reserves Fund was $0.

For the fiscal years ended April 30, 2003, 2002 and 2001, the amount of brokerage commissions paid by the U.S. Government Fund was $0.

For the fiscal years ended April 30, 2003, 2002 and 2001, the amount of brokerage commissions paid by the Tax Free Fund was $0.

For the period June 11, 2002 (commencement of operations) through April 30, 2003, the amount of brokerage commissions paid by the New York Municipal Fund was $0.

11. DESCRIPTION OF SHARES

As an open-end management investment company, the Trust continuously offers its shares to the public. Under normal conditions, the Trust must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Trust are fully paid and non-assessable by the Trust. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued.

The Trust's Agreement and Declaration of Trust, dated September 28, 1999 and filed with the Secretary of State of the Commonwealth of Massachusetts on September 30, 1999 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of four series: Boston Advisors Cash Reserves Fund, Boston Advisors U.S. Government Money Market Fund, Boston Advisors Tax Free Money Market Fund and Boston Advisors New York Municipal Money Market Fund. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.

The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Trust, designated as Class 1 shares and Class 2 shares. Class 2 shares are only available to certain select special purpose accounts. Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of a Fund, shareholders of each class of that Fund are entitled to share pro rata in that Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares. In this case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same investment portfolio and Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class 1 shareholders have exclusive rights to vote on the adoption or amendment of any Class 1 Rule 12b-1 plan.

Shareholders are entitled to one vote for each share held and may vote on the election of Trustees and other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The Trust is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions, approving a management contract or Rule 12b-1 plan and acting on other proposals.

The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights.

The Declaration governs the Trust's operations. A copy of the Declaration is on file with the office of the Secretary of State of Massachusetts and included as an Exhibit to the Trust's registration statement on Form N-1A. The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of this disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration provides for indemnification to a shareholder by the relevant series of the Trust (including each Fund) for any loss suffered by the shareholder as a result of an obligation of that series. The Declaration also provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

The Declaration provides that the Trustees of the Trust will not be liable for any action taken by them in good faith. The Trustees will be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make these reports. The Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration that they may have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust, and in all other cases, that the conduct was at least not opposed to the best interest of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration or the By-laws protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

12. PRICING OF SHARES

The net asset value per share of each class of the Funds is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) on each day the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each class of a Fund is computed by taking the value of all of a Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

Except as set forth in the following paragraph, each Fund's portfolio investments are valued on each business day using the amortized cost method. This method involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of a Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of a Fund's portfolio investments based upon their amortized cost is permitted by Rule 2a-7 under the 1940 Act. Rule 2a-7 requires the Funds to adhere to certain conditions. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the Funds for the purpose of maintaining sales and redemptions at $1.00 per share. There is no guarantee that a Fund will be able to maintain a stable share price. These procedures will include the review of the Funds' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. If the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (1) selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) offsetting each shareholder's pro rata portion of the deviation between the net asset value and $1 from the shareholder's account and unpaid dividends; (3) reducing or increasing the number of outstanding shares on a pro rata basis; or (4) establishing a net asset value per share by using available market quotations.

13. TAX STATUS

It is each Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a separate regulated investment company. These requirements relate to the sources of a Fund's income, the diversification of its assets and the distribution of its income to shareholders. If a Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing and other requirements, all investment company taxable income, net tax-exempt interest, and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying U.S. federal income tax.

If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to federal income tax. Under the Code, each Fund will be subject to a nondeductible 4% Federal excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, derive at least 90% of its annual gross income from interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income, and satisfy certain quarterly asset diversification requirements.

If each Fund qualifies as a regulated investment company and, for each taxable year, each Fund distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.

For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. In general, assuming that a Fund has sufficient earning and profits, dividends from investment company taxable income, are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by a Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

None of the dividends distributed to shareholders attributable to the investment company taxable income of a Fund is expected to qualify for the maximum 15% tax rate on dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 enacted on May 28, 2003. Capital gain dividends distributed by each Fund (if any) to individual shareholders generally will qualify for the maximum 15% tax rate under such Act to the extent that such dividends relate to capital gains recognized by a Fund on or after May 6, 2003. Absent further legislation, the maximum 15% tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each Fund also does not anticipate that its dividends and distributions will qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are U.S. corporations.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Subchapter M of the Code permits tax-exempt interest received by a regulated investment company to flow through as tax-exempt "exempt-interest dividends" to its shareholders, provided that at least 50% of the value of the company's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from federal gross income under Section 103(a) of the Code. The Tax Free and New York Municipal Funds intend to satisfy this 50% requirement in order to permit its distributions to shareholders of tax-exempt interest to be treated as exempt-interest dividends under the Code. The Tax Free and New York Municipal Funds' distributions to shareholders that are properly designated as exempt-interest dividends for any taxable year of the Fund are therefore not subject to regular federal income tax, although they are required to be reported on a shareholder's U.S. federal income tax return for informational purposes and may be subject to the individual and corporate alternative minimum taxes described below. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by a Fund during any particular month.

A portion of the income that the Tax Free or New York Municipal Funds receive and distribute to shareholders may not qualify as exempt-interest dividends and accordingly will be taxable. Taxable income or gains that result in taxable distributions include, for example, income from repurchase agreements, interest from U.S. government obligations, income from securities lending, and gains from the sale of investments, including when-issued or forward-commitment transactions. Distributions of accrued market discount that is required to be included in income with respect to securities acquired at a market discount and a portion of the discount from certain stripped tax-exempt obligations or their coupons are also taxable.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax Free or New York Municipal Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such Fund. Under rules used by the Internal Revenue Service ("IRS") to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits the exemption from federal income taxation of interest on certain governmental obligations by persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Tax Free and New York Municipal Funds will not undertake any investigation as to the users of the facilities financed by any tax-exempt obligations in its portfolio, and the Funds may not be an appropriate investment for substantial users (or related persons) of these facilities.

Exempt-interest distributions are taken into account in computing the portion, if any, of Social Security and Railroad Retirement benefits subject to federal income tax. Shareholders are required to report their receipt of tax-exempt interest, including exempt-interest dividends, on their U.S. federal income tax returns.

Any portion of an exempt-interest dividend paid by the Tax Free and New York Municipal Funds that is attributable to interest on certain private activity bonds is an item of tax preference that is subject to the U.S. federal individual alternative minimum tax and the alternative minimum tax on corporations.

Exempt-interest dividends from interest the Tax Free and New York Municipal Funds earn on any tax-exempt bonds may increase a corporate shareholder's liability for the federal corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax.

The Cash Reserves, Tax Free, and New York Municipal Funds may purchase securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A Fund may pay for a standby commitment either separately or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of the securities and reducing the yield otherwise available. The IRS has issued private letter rulings (which do not serve as precedent) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of a regulated investment company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities to be purchased by the seller or a third party. A Fund intends to take the position that it is the owner of the securities acquired subject to standby commitment or other third party put and that tax-exempt interest earned with respect to such securities will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

For U.S. federal income tax purposes, each Fund is permitted, subject to limitations, to carry forward a net capital loss for any year to offset its capital gains, if any. To the extent subsequent capital gains are offset by these losses, they would not result in U.S. federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), a Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Redemptions and exchanges of shares are generally taxable events for shareholders that are subject to tax but generally will not result in any taxable gain or any loss if the applicable Fund successfully maintains a constant net asset value per share. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in shares of a Fund is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of a Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed, in the case of the Tax Free and New York Municipal Funds, to the extent of any exempt-interest dividends paid with respect to such shares. For each Fund, any such loss that is not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Losses on redemptions or other dispositions of shares of a Fund may be disallowed under "wash sale" rules in the event of other investments in that Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares of that Fund. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments. Shareholders should consult their own tax advisers about their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as this discussion assumes, and the tax treatment of any gains or loses recognized in these transactions.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gain, with respect to its investments (if any) in those countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes in some cases. None of the Funds will satisfy the requirements for passing through to its shareholders its pro rata shares of qualified foreign taxes paid by the Fund. Accordingly, shareholders will not include these taxes in their gross incomes and will not be entitled to a tax deduction or credit for these taxes on their own tax returns.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) (i) obligations issued by that state or certain of its political subdivisions or (ii) certain U.S. government obligations (not including repurchase agreements), provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Trust may in its sole discretion provide relevant information to shareholders.

Federal law requires that each Fund withhold (as "backup withholding") at a rate currently of 28% amounts with respect to reportable payments, including dividends (other than exempt-interest dividends) to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which a Fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends. Backup withholding is not an additional tax and any amounts withheld may be credited against a taxpayer's ultimate Federal income tax liability if the shareholder supplies the appropriate documentation.

If, as anticipated, the Funds qualify as regulated investment companies under the Code, they should not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. Federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding on certain other payments from a Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

New York Taxes. The designation of all or a portion of a dividend paid by the New York Municipal Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, exempt-interest dividends derived from interest on tax-exempt bonds of New York

State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the New York Municipal Fund to New York shareholders will not be subject to New York State and New York City personal income taxes.

Dividends, whether received in cash or additional shares, derived from the New York Municipal Fund's other investment income (including interest on U.S. Government obligations and municipal obligations other than those described in the preceding paragraphs), and from the New York Municipal Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the New York Municipal Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the New York Municipal Fund will be included in a corporate shareholders investment capital determining its liability, if any, for these taxes.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the New York Municipal Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

14. INVESTMENT RESULTS

Quotations, Comparisons and General Information. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the Funds may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to rankings prepared by Lipper Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500, an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Funds may also include securities industry or comparative performance information in advertising or materials marketing a Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, Thomson Financial, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Funds are listed in any such publication) or used for comparison. A Fund may also use performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch

Carre and Co., Lipper Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of a Fund.

The Funds may also present, from time to time, historical information depicting the value of a hypothetical account in one of more classes of a Fund since inception.

In presenting investment results, the Funds may include references to certain financial planning concepts, including (a) an investor's need to evaluate his or her financial assets and obligations to determine how much to invest; (b) an investor's need to analyze the objectives of various investments to determine where to invest; and (c) an investor's need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Yield Quotations. From time to time, the Trust may provide yield quotations for each Fund's shares. These quotations are calculated by standard methods prescribed by the SEC and may from time to time be used in the Trust's Prospectus, SAI, advertisements, shareholder reports or other communications to shareholders. However, these yield quotations do not necessarily represent the future performance of any Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields of a Fund will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in its expenses.

A Fund's yield quotations are computed using the appropriate figures for a particular class as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing Class 1 or Class 2 account having a balance of one share at the beginning of the seven-day base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to a Fund, in proportion to the length of the base period and the Fund's average account size (for any fees that vary with the size of an account).

The Trust may also advertise quotations of each Fund's effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = (base period return + 1) 365/7 - 1

The Tax Free and New York Municipal Funds may advertise their tax equivalent current and effective yields. The Tax Free and New York Municipal Funds' tax equivalent current yields are calculated by dividing that portion of the Tax Free or New York Municipal Fund's yields that are tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Funds' yields that are not tax-exempt. The Tax Free and New York Municipal Fund's tax equivalent effective yields are calculated by dividing that portion of the Tax Free or New York Municipal Fund's effective yields that are tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Funds' effective yields that are not tax-exempt.

All yields are calculated in accordance with SEC mandated standard formulas.


The Cash Reserves Fund's (Class 1) 7 day yield on 4/30/03 was 0.49%.

The Cash Reserves Fund's (Class 2) 7 day yield on 4/30/03 was 0.67%.

The U.S. Government Fund's (Class 1) 7 day yield on 4/30/03 was 0.38%.

The Tax Free Fund's (Class 1) 7 day yield on 4/30/03 was 0.42%.

The New York Municipal Fund's (Class 1) 7 day yield on 4/30/03 was 0.64%.


15. FINANCIAL STATEMENTS

The Trust's audited Financial Statements, including the Financial Highlights, for the period ended April 30, 2003, appearing in the Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein and are hereby incorporated by reference in this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

16. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT RATINGS/1/


Moody's Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

----------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Trust's fiscal year-end.

Notes. Ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run. Symbols will be used as follows:

MIG-1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both.

MIG-2: Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first component represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

17. APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Introduction. Under the investment management contracts between Boston Advisors, Inc. ("BAI") and most of our clients, the client retains exclusive voting authority over the securities in the client's portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and under the Advest Managed Account Consulting Program.

Statements of policies and procedures

A. Policy Statement. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the "Guidelines") of Institutional Shareholder Services, Inc. ("ISS"). ISS will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, ISS will vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from ISS and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client's account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B. Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Michael J. Vogelzang, our Proxy Voting Committee.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Proxy Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Proxy Committee determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of ISS or, if applicable, the client's proxy voting policies. The Proxy Committee also reserves the right to vote a proxy using the following methods:

     .    We may obtain instructions from the client on how to vote the proxy.

     . If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C. Limitations on Our Responsibilities.

1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

3. Special Client Considerations.

     a. Mutual Funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.
     b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

G. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

                            PART C: OTHER INFORMATION

Item 23. Exhibits

(a)  (1)  Declaration of Trust/1/

     (2)  Amendment to the Declaration of Trust/3/

     (3)  Amendment to the Declaration of Trust/4/

(b)  (1)  By-Laws/1/

     (2)  Amendment to the By-Laws/3/

(c)  Not Applicable

(d) (1) Investment Adviser Agreement for the Cash Reserves Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund/1/

     (2) Investment Adviser Agreement for the New York Municipal Money Market Fund/5/

     (3) Investment Subadvisory Agreement for the Cash Reserves Fund and U.S. Government Fund/7/

(e)  (1)  Distribution Agreement/3/

     (2)  Amended Distribution Agreement/5/

(f)  Not Applicable

(g)  (1)  Custodian Agreement/3/

     (2)  Amendment to Custodian Agreement/3/

     (3)  Amendment to Custodian Agreement/5/

(h)  (1)  Administration Agreement/3/

     (2)  Amendment to Administration Agreement/3/

     (3)  Amendment to Administration Agreement/5/

     (4)  Transfer Agency and Service Agreement/3/

     (5)  Amended Transfer Agency and Service Agreement/5/

     (6)  Expense Limitation Agreement/3/

     (7)  Amended Expense Limitation Agreement/5/

     (8)  Amended Expense Limitation Agreement/7/

(i)  (1)  Opinion and Consent of Counse/2/

     (2)  Opinion and Consent of Counse/8/

(j)  (1)  Consent of Independent Auditors/8/

(k)  Not Applicable

(l)  Initial Capital Agreement/2/

(m)  (1)  Rule 12b-1 Plan/1/

     (2)  Addendum to Rule 12b-1 Plan/5/

(n)  (1)  Rule 18f-3 Plan/1/

     (2)  Addendum to Rule 18f-3 Plan/5/

(o)  Powers of Attorney/2/

(p)  Code of Ethics/7/

----------
/1/ Incorporated herein by reference to the Registrant's initial Registration Statement filed with the Securities and Exchange Commission (File Nos. 333-90049, 811-09675) on November 1, 1999.

/2/ Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on March 28, 2000.

/3/ Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on July 13, 2001.

/4/ Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 2 filed with the Securities and Exchange Commission on February 15, 2002.

/5/ Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed with the Securities and Exchange Commission on April 30, 2002.

/6/ Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 4 filed with the Securities and Exchange Commission on August 28, 2002.

/7/ Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 26, 2003.

/8/ Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Boston Advisors Trust (the "Trust")

Following is a list of all direct and indirect subsidiaries of The MONY Group Inc. On January 31, 2001, The MONY Group Inc. acquired The Advest Group, Inc., which owns 100% of Boston Advisors, Inc., the Trust's investment adviser.

                                                   Jurisdiction Where    Percent
                       Name                           Incorporated      Ownership
------------------------------------------------   ------------------   ---------
1740 Advisers, Inc.                                New York                100%
1740 Ventures, Inc.                                New York                100%
A.B. Realty Corporation                            Connecticut             100%
Advest Bank and Trust Company                      Connecticut             100%
Advest Capital, Inc.                               Connecticut             100%
The Advest Group, Inc.                             Delaware                100%
Advest, Inc.                                       Delaware                100%
Advest Insurance Agency, Inc.                      Massachusetts           100%
Advest Mortgages, Inc.                             Delaware                100%
Advest Properties, Inc.                            Delaware                100%
Advest Transfer Services, Inc.                     Delaware                100%
Bank Street Management Company                     Connecticut             100%
Balanced Capital Services, Inc.                    Connecticut             100%
Billings and Company, Inc.                         Connecticut             100%
Billings Management Company                        Connecticut             100%
Boston Advisors, Inc.                              Massachusetts           100%
Enterprise Accumulation Trust                      Massachusetts           100%
Enterprise Capital Management, Inc.                Georgia                 100%
Enterprise Fund Distributors, Inc.                 Delaware                100%
Financial Marketing Agency, Inc.                   Ohio                     99%
Independent Portfolio Consultants, Inc.            Delaware                100%
Matrix Capital Markets Group, Inc.                 Virginia                100%
Matrix Private Equities, Inc.                      Virginia                100%
MBI Insurance Agency of Alabama, Inc.              Alabama                 100%
MBI Insurance Agency of Massachusetts, Inc.        Massachusetts           100%
MBI Insurance Agency of New Mexico, Inc.           New Mexico              100%
MBI Insurance Agency of Ohio, Inc.                 Ohio                    100%
MBI Insurance Agency of Texas, Inc.                Texas                   100%
MBI Insurance Agency of Washington, Inc.           Washington              100%
MONY Agricultural Investment Advisers, Inc.        Delaware                100%
MONY Asset Management, Inc.                        Delaware                100%
MONY Assets Corp.                                  New York                100%
MONY Bank & Trust Company of the Americas, Ltd.    Cayman Islands          100%
MONY Benefits Management Corp.                     Delaware                100%
MONY Benefites Service Corp.                       Delaware                100%
MONY Brokerage, Inc.                               Delaware                100%
MONY Capital Management, Inc.                      Delaware                100%
MONY Consultoria e Corretagem de Seguros Ltda.     Brazil                  100%
MONY Financial Resources of the Americas Ltd.      Jamaica                 100%
MONY Holdings, LLC                                 Delaware                100%
MONY International Holdings, Inc.                  Delaware                100%
MONY International Life Insurance Co. Seguros de
   Vida S.A.                                       Argentina               100%
MONY Life Insurance Company                        New York                100%

MONY Life Insurance Company of America             Arizona                 100%
MONY Life Insurance Company of the Americas,
   Ltd.                                            Cayman Islands          100%
MONY Realty Capital, Inc.                          Delaware                100%
MONY Realty Partners, Inc.                         Delaware                100%
MONY Securities Corporation                        New York                100%
MONY Series Funds, Inc.                            Maryland                100%
PCP Benefit Plans, Ltd.                            New York                100%
Sagamore Financial Corporation                     Ohio                    100%
Trusted Advisors Insurance Agency, Inc.            Massachusetts           100%
Trusted Insurance Advisors General Agency Corp.    Minnesota               100%
Trusted Investment Advisors, Corp.                 Minnesota               100%
Trusted Securities Advisors Corp.                  Minnesota               100%
U.S. Financial Life Insurance Company              Ohio                    100%
Vercoe Insurance Agency, Inc.                      Ohio                    100%*

* Vercoe Insurance Agency, Inc. has outstanding 2,997 shares of Class B nonvoting common stock, all of which are held by The Advest Group, Inc., and 3 shares of Class A voting common stock held by each of Louis Nommay, Connie McVey and Thomas Murnane. The Advest Group, Inc. holds an irrevocable voting proxy over the Class A shares under a 3/16/88 Close Corporation Agreement. This arrangement is intended to meet technical requirements of Ohio insurance agency regulations that require residents of Ohio to own all voting shares.

The MONY Group Inc. is a publicly held corporation that is traded on the New York Stock Exchange. The table below sets forth information regarding all persons known to The MONY Group Inc. to be the beneficial owner of more than 5% of the Common Stock of The MONY Group Inc. as of August 1, 2003:

Name and Address            Number of Shares     Percentage of Class
----------------            ----------------     -------------------
The Goldman Sachs Group, Inc.   3,564,775               7.1%
85 Broad Street
New York, NY 10004

Item 25. Indemnification

As a Massachusetts business trust, the Trust's operations are governed by the Declaration of Trust. The Trust is an entity of the type commonly known as a "Massachusetts business trust", which is the form in which many mutual funds are organized. The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they may have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, such conduct was in the best interests of the Trust, and in all other cases, that the conduct was at least not opposed to the best interest of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-laws protects or indemnifies a Trustee or officer against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 26. Business and Other Connections of the Investment Adviser

All of the information required by this item is set forth in the respective Form ADV for each of the Trust's investment adviser, Boston Advisors, Inc. (File No. 801-18130) and investment subadviser, MONY Capital

Management, Inc. (File No. 801-61066). The following sections of each Form ADV are incorporated herein by reference:

     (a)  Items 1 and 2 of Part 2; and

     (b)  Item 6, Business Background, of each Schedule D.

Item 27. Principal Underwriter

     (a) Advest, Inc. ("Advest") does not act as principal underwriter for any investment companies other than the Trust. The address of Advest is 90 State House Square, Hartford, Connecticut 06103.

     (b) Information regarding the above Distributor is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

CRD # on Form BD   1934 Act File #
----------------   ---------------
       10              8-21409

     (c)  Not applicable

Item 28. Location of Accounts and Records

The accounts and records of the Trust are located, in whole or in part, at the office of Boston Advisors, Inc. and the locations set forth below:

(Custody, Fund Accounting and Administration)
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

(Transfer Agent)
Advest Transfer Services, Inc.
90 State House Square
Hartford, CT 06103

Item 29. Management Services

Not applicable.

Item 30. Undertakings

The Trust undertakes to file an Amendment to this Registration Statement using certified financial statements showing the initial capital received.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 28th day of August,
2003.                                                    ----

                                                      BOSTON ADVISORS TRUST

                                                      /s/ Michael J. Vogelzang
                                                      --------------------------
                                                      Michael J. Vogelzang
                                                      President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the 28th day of August, 2003.
                            ----

Signature                           Title
---------                           -----

/s/ Allen G. Botwinick*             Chairman and Trustee
----------------------
Allen G. Botwinick


/s/ Michael J. Vogelzang            Trustee and President
---------------------------------   (principal executive officer)
Michael J. Vogelzang


/s/ Donna C. McAdam                 Treasurer
---------------------------------   (principal financial and accounting officer)
Donna C. McAdam


/s/ Mone Anathan III*               Trustee
---------------------------------
Mone Anathan III


/s/ Ezekiel Russell Peach, Jr.*     Trustee
---------------------------------
Ezekiel Russell Peach, Jr.


/s/ Hugh A. Dunlap, Jr.*            Trustee
---------------------------------
Hugh A. Dunlap, Jr.


* /s/ John M. DelPrete
 --------------------------------
John M. DelPrete as Attorney-in-
fact

Executed by John M. DelPrete on behalf of those indicated pursuant to Power of Attorney dated March 1, 2000 incorporated by reference as an exhibit to Registrant's Pre-Effective Amendment No. 1, filed with the Securities and Exchange Commission on March 28, 2000.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    EXHIBITS

                                       TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                     AND THE

                         INVESTMENT COMPANY ACT OF 1940

                                   ----------

                              BOSTON ADVISORS TRUST

                              BOSTON ADVISORS TRUST
                                INDEX TO EXHIBITS

i(2) Opinion and Consent of Counsel

j(1) Consent of Independent Auditors